UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-7470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Item 1. Reports to Shareholders

Heritage Series Trust

Annual Report

November 26, 2004

Dear Valued Shareholders:

With the 2004 fiscal year now complete, it is a pleasure to report to you on the Heritage Series Trust–Diversified Growth Fund (the “Fund”)(a). As a reminder, effective January 2004, the Fund’s name was changed from “Aggressive Growth Fund” to “Diversified Growth Fund” to better reflect its stated objectives. For the fiscal year ended October 31, 2004, the Fund’s Class A shares’ return(b) of +5.60% underperformed the Fund’s benchmark index, the Russell Midcap Growth Index(c) (the “Index”), which returned +8.77%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During the Fund’s fiscal year, the top contributing stocks included Station Casinos, Harrah’s Entertainment, Patterson-UTI Energy, Carnival, FactSet and Copart. Station Casinos, a gaming and entertainment company for residents of the Las Vegas metropolitan area, has continued to have strong long-term operating fundamentals in its Las Vegas properties. Station has been one of the top operators in the casino industry in same-store sales growth and unit growth opportunities. Demographic prospects seem to be improving, with a pick up in the residential real estate market in the Las Vegas area. Harrah’s is another casino operator that has enjoyed a nationwide increase in the gaming industry. The company is well managed and has strong cash flow. Patterson-UTI Energy primarily conducts a contract drilling business. U.S. land drilling activity is at peak levels, and prices have firmed. The company is debt free, and we believe the stock is cheap on a normalized earnings basis. Carnival is a leading operator of cruise ships. Travel and currency trends have been in Carnival’s favor. The company has solid margins and a strong balance sheet. FactSet provides online database services to the investment community. FactSet has been able to increase users at profitable rates. Copart Inc., a provider of salvage-vehicle auction services, enjoyed a surge in performance since March of last year. The company was able to make better than expected earnings and improve gross and net margins and same store sales.

The worst contributing stocks for the Fund included UTStarcom, Red Hat, Maxtor Corp, Barr Pharmaceuticals and ASML Holdings. UTStarcom designs, manufactures, and sells telecommunications equipment. Increased competition in handsets has reduced unit gross margins quicker than we anticipated. Foreign exchange rates also had a negative impact on margins. Red Hat provides primarily Linux and related services. The company experienced a revenue shortfall and the departure of its CFO. Maxtor provides hard disk drives and related storage solutions for desktop computers and consumer electronics. One of Maxtor’s largest competitors manufactured hard drives at a higher amount than demand, causing an oversupply situation.

Barr Pharmaceuticals develops, manufactures, and sells both generic and proprietary prescription drugs. The stock traded down in March, likely due to concerns over increased competition in generic oral contraceptives.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

We sold each of the previous four stocks during the Fund’s fiscal year. ASML Holdings manufactures equipment used in processing semiconductors. ASML traded down in parity with other semiconductor and related companies. We expect positive growth in the semiconductor industry next year.

The most notable sector in terms of positive relative performance was consumer discretionary, particularly casinos and gambling stocks such as Station Casinos, Harrah’s and GTECH. The most significant lagging sectors on a relative contribution basis were healthcare and technology, where the Fund underperformed the Index. Our picks in these areas were not as strong as the Index during the period. Laggards in these sectors included Barr, Maxtor, Red Hat and UTStarcom, all of which have been sold. Over the twelve-month period, we added to the Fund’s consumer discretionary, technology and energy weightings. We decreased our weighting in producer durables.

During the twelve-month period, our average cash position was 6.6%. We typically hold some cash, usually less than 10%, in order to have immediate purchasing power when adding new positions.

We continue to remind you that investments in small- and mid- cap companies generally involve greater risk than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. As of the end of this reporting period, our weighted average market capitalization was $5.7 billion, compared to $6.0 billion in the Russell Midcap Growth Index. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Bert Boksen	Richard K. Riess
Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Diversified Growth Fund

*	Average annual returns for Heritage Series Trust—Diversified Growth Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 24, 2004

Dear Fellow Shareholders:

The Heritage Series Trust–Growth Equity Fund (the “Fund”)(a) Class A shares produced a return(b) of -5.07% during the fiscal year ended October 31, 2004. The Fund’s benchmark index, the Standard & Poor’s 500 Composite Stock Price Index(a), returned +9.42% and the Russell 1000 Growth Index(c) returned +3.38% for the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

Many economic indicators have continued to move in a positive direction during the Fund’s fiscal year. Many of our economic concerns at the start of the year are beginning to turn favorable. Demand for goods and services have strengthened since a mid-year soft patch. Weakness in the valuation of the dollar versus global currencies is moderating. High energy prices remain a concern but are moderating. Since reaching a historical high of $55 per barrel in mid-October 2004, crude prices have dropped approximately $10 as of the date of this letter. Consumer spending and confidence continued on a strong pace throughout the Fund’s fiscal year. Evidence of strong technology spending is also encouraging. The uncertainty regarding the election has also passed, with Social Security and healthcare reform as potential opportunities. The Federal Reserve initiated an interest rate hike in June of 2004. As of the end of October, the federal funds rate stands at 1.50%, an attractive level irrespective of the increase. Rates this low have historically spurred business investment. The profit cycle is stable while earnings quality appears strong. Operating profit margins for the S&P 500 have fully recovered from the sharp earnings slowdown in 2001 and 2002 and now stand at 1999 levels. We believe the structure of the portfolio favors holding attractive names that will benefit from a sustained economic expansion.

The consumer/retail sector’s performance was a detractor from the Fund’s overall performance for the year. The lack of meaningful exposure to an outperforming consumer staples and retail group coupled with the overweight of underperforming media names hurt the Fund’s performance. InterActiveCorp lost value partially due to increasing competition through existing websites and third-party aggregators, and concern over continued inventory supply constraints. The recent buyout of Orbitz, however, reveals the value of online travel assets. Media names Cox Radio, Clear Channel Communication, and Viacom suffered as the narrow extent to which advertising spending returned to previous levels was overestimated. Specifically, a higher proportion of spending returned to the internet, which benefited Yahoo, eBay, and Google, rather than radio and traditional print. Consequently, holdings in eBay and Yahoo were beneficial to performance. Lamar Advertising and Harrah’s Entertainment were also positive gainers for the year. Lamar benefited from increased ad rates and occupancy levels for their billboard properties. Harrah’s has benefited from the acceleration of gaming revenues and the evidence that states are easing gaming restrictions.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Technology stocks, specifically semiconductors, were also a hindrance on performance. Stock prices of Fairchild Semiconductor, Applied Micro Circuits, Cypress Semiconductor, Applied Materials, and Intel were each down over 30% for the time period. The semiconductor industry has seen strong year-over-year revenue growth, however the stocks have underperformed. While any evidence of inventory reduction or improving demand would be a positive catalyst, flat growth in capital spending and an increase in inventories remain risks. Veritas Software also underperformed. Management’s focus on a sales force restructuring and financial restatement may have pulled needed attention from company operations. A holding in Nokia benefited the portfolio as improving fundamentals, including an inflection point in capital expenditures and enterprise spending, aided the company’s results. We believe the outlook for this telecommunication company is favorable due to the firming of telecommunication capital expenditure budgets going into 2005 and depressed valuation with prices that incorporate very little positive expectations. Altera also performed well for the year as current business is tracking better than expected while the company’s outlook remains strong. Lastly, General Electric’s performance has benefited from a reacceleration in the company’s growth rate.

Financial services stocks outperformed due to holdings in First Data Corporation, CheckFree, and Bank of America. Both First Data and CheckFree are well-positioned as credit and debit transactions take share from cash and checks. In fact, First Data’s payment and merchant services divisions hold over 50% market share of MasterCard and Visa transactions processed at point of sale. Tempering the financial sector’s performance was negative performance from Merrill Lynch and Citigroup. Merrill has yet to fully rebuild in such areas as commodities and mortgages. Citigroup’s negative performance should be muted as the company has significant operations to harness countercyclical areas despite a difficult operating environment.

Diverse healthcare holdings along with only a modest exposure to large pharmaceutical stocks aided performance of the Fund. Biotech company Genzyme, medical device manufacturers Guidant, St. Jude Medical, and healthcare service companies Aetna and Caremark each outperformed. Genzyme’s core sales growth has been strong and growth going forward may be aided by a recent acquisition in the oncology space. Guidant and St. Jude have benefited from innovative technology and strong market growth in the cardiovascular space. Specifically, the Centers for Medicare and Medicaid Services widened reimbursement for both companies’ implantable cardiac defibrillators late in the year, raising expectations for growth. Aetna and Caremark have each grown earnings by managing medical costs efficiently and effectively. The Fund also benefited by limited exposure to large pharmaceutical companies such as Eli Lilly and Merck. Deep pipelines and pricing power are becoming scarce in this segment. Allergan was a negative performer for the period. Allergan’s difficulty in getting an oral psoriasis drug to market has put its forward growth rate into question.

Please bear in mind that the Fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock and general market and economic conditions. Please refer to the Fund’s prospectus for more information about these and other risks. Looking forward, we continue to position the Fund with a bias toward an economic recovery. Thank you for your continued support and we look forward to a long and prosperous relationship.

Sincerely,	Sincerely,

Ashi Parikh	Richard K. Riess
Senior Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Growth Equity Fund

*	Average annual returns for Heritage Series Trust—Growth Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

November 19, 2004

Dear Valued Shareholders:

The Heritage Series Trust–International Equity Fund (the “Fund”)(a) Class A shares returned(b) +17.74% for the fiscal year ended October 31, 2004, versus the Fund’s benchmark return, the Morgan Stanley Capital International EAFE Index(c) of 19.27% for the same period. The Lipper International Equity Fund Index(c) returned +16.54% over the same period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please bear in mind that past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

During the fiscal year, the Fund underperformed its benchmark by 1.53%, however, it did outperform the Lipper International Equity Fund Index by 1.20%. There were several factors which detracted from our relative results versus the benchmark. The allocation to cash equivalents was a detractor to performance during a period when equities exhibited positive results. Our underweighted position within the United Kingdom and Australia as well as stock selection detracted from our performance. Finally, stock selection within both the consumer discretionary and consumer staples sectors as well as stock selection within Switzerland negatively impacted results.

Positively contributing to the Fund’s performance were positions held within the emerging markets of Europe as well as Austria. Many of the top relative performing equities for this period were banking positions in Hungary, Austria, Poland and Romania. Our investments within the emerging markets of Europe have been largely focused on the financial services sector which we believe will continue to benefit from the growth of the middle class and rising demand for financial products and services. Stock selection within the industrial and energy sectors including exposure to the natural gas industry in Canada positively contributed to our relative results as did our underweighted position within information technology.

From an absolute return perspective, banking positions in the emerging European markets contributed positively to results over the period. Specifically, OTP Bank Rt. in Hungary, Komercni Banka AS in the Czech Republic, as well as Bank Austria Creditanstalt AG, which is active in Central and Eastern Europe, were among the top performers for the Fund. Within the energy sector, positions held in BP PLC in the United Kingdom and Total SA in France were also among the top performers over the period. All of these positions were held in the Fund as of October 31, 2004.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Detracting from our absolute return were positions held in Wimm-Bill-Dann Foods OJSC and Yukos, both of which are in Russia. Additionally, returns for A P Moller-Maersk A/S, a container shipping company in Denmark, Fuji Television Network Inc. in Japan and Muenchener Rueckversicherungs-Gesellschaft AG, a reinsurance company in Germany detracted from the return over the period. As of October 31, 2004, all of these positions with the exception of AP Moller-Maersk A/S were held in the Fund.

In Asia, the Fund remains underweight within Japan. With the rise in oil prices, Japan’s growth picture appears to be challenged. At the time of this writing, crude oil futures for December delivery prices are above $46. Concerns that high energy prices may crimp growth and negatively impact corporate earnings have created a headwind for Japanese shares this year.

With regard to China, we acknowledge that Chinese growth will be a force for decades to come. However, recent levels of investment in China are very high, fueled by a credit binge. We believe this investment boom is not sustainable and inevitably, much of this investment will have been in uneconomic ventures that fail to repay investors, be they equity investors or lenders. Non-performing loans in the Chinese banking system are high and new ones are likely to emerge. However, despite some modest attempts by Chinese authorities to slow growth, the timing of the expected slowdown is difficult to forecast. Within a couple of years, it would seem likely to occur.

The Fund is now underweight stocks of companies in the resource sector within the Fund. However, the Fund is very underweight basic resources such as mining, and it is overweight energy companies. We have been investors in the global infrastructure to support booming trade. China requires a huge growth in the movement of goods around the world (raw materials and capital goods flowing into China and China’s export goods flowing out). We are investors in ports, shipping companies and airports. Investing in basic materials would, in our view, put us at risk of a short-term slowdown in China.

Our favored area within the international equity strategy remains Eastern Europe. We believe the region remains the growth engine for the rest of Europe. We find valuations more compelling than in the developed markets and believe Eastern European equity returns will be strong in the run up to eventual adoption of the Euro, expected late in this decade.

Turkey deserves specific mention. On October 6, Turkey received word that the European Commission recommended opening European Union (“EU”) entry discussions. The Commission agreed that the discussions could be suspended if there is a major setback in Turkey’s progress in adopting certain standards (political and economic). The final decision will be made in December on whether or not Turkey will actually begin discussions regarding EU membership. While the potential start of EU negotiations provides support to our investments, we are also optimistic that structural reforms will continue. With the ultimate goal of EU membership, we believe this provides the incentive for Turkey to continue on its path toward genuine reforms. For Turkey, achieving economic and financial stability is clearly a prerequisite to attracting foreign direct investment.

Within the developed markets of Europe, we continue to have a more defensive bias from a sector perspective. We believe that during the next six to 12 months, we will likely reach peak earnings levels and that the consumer sector will weaken. We remain positive on oil and anticipate prices to remain higher for a longer period of time than perhaps some predict. We are also constructive on select utilities, particularly in the UK, Germany and Scandinavia where we anticipate rising electricity prices going forward. Within telecommunications, we remain constructive toward the wireless sector which continues to generate free cash flow. Information technology remains an underweighted sector. From a valuation perspective as well as issues surrounding the quality of earnings, we have concerns globally for technology. Finally, we are optimistic toward the banking sector in Scandinavia.

Because the Fund is invested in emerging markets, it is important to reiterate that there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures. Conversely, we also feel that a balanced portfolio should contain some international exposure. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,	Sincerely,

Richard C. Pell	Rudolph-Riad Younes, CFA	Richard K. Riess
Senior Vice President	Senior Vice President	President
Chief Investment Officer	Head of International Equities	Heritage Series Trust
Julius Baer Investment Management LLC	Julius Baer Investment Management LLC
Portfolio Manager	Portfolio Manager
Heritage International Equity Fund	Heritage International Equity Fund

*	Average annual returns for Heritage Series Trust—International Equity Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of the Class B shares) and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 3, 2004

Dear Valued Shareholders:

For the fiscal year ended October 31, 2004, the Heritage Series Trust–Mid Cap Stock Fund (the “Fund”)(a) Class A shares returned(b) +13.38%, ahead of the S&P Midcap 400 Index (the “Index”)(c), the Fund’s benchmark index, which was up +11.04% during the same reporting period. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

As we mentioned in our semi-annual letter, we witnessed what we consider to be two very different stock markets during the reporting period. Throughout the first four months of the reporting period, the market had a voracious appetite for cyclical stocks with a high degree of operating leverage. Conversely, the remainder of the reporting period was characterized by sharp sell-offs, particularly in April and July, followed by modest rallies. We believe that investor enthusiasm was tempered during this period due to a number of factors, including fear of rising interest rates, increasing commodity prices, and uncertainty over the impending presidential election. As is typical of our style, the Fund performed roughly in-line with the benchmark during the market rallies and gained some nice outperformance during the market sell-off. All in all, we were quite pleased by our strong stock selection throughout the entire reporting period.

Top contributing sectors for the period included industrials, information technology and financials. Within the industrial sector, the Fund benefited from strong stock selection, particularly Pentair, Landstar, and Ametek. Also, the Fund had no real fundamental disappointments within this sector. Despite a slight overweight in technology (the worst performing sector in the S&P 400 Index), the Fund benefited from industry bias away from the highly cyclical semiconductor & semiconductor equipment industries and towards software and electronic equipment. We were also quite pleased by the strong stock performance we witnessed in those two industries. Strong performers included Amphenol, Tektronix, Flir Systems, Kronos, and Cognos. The financials sector was a significant source of positive contribution to returns for both the Fund and the S&P 400 Index. We benefited from being slightly overweight to the Index and having strong stock selection in IT services and diversified financial services. This was somewhat offset by having very limited exposure to commercial banks and no exposure to real estate, two of the top performing financial industries in the index.

From a sector standpoint, meaningful detractors during the period were energy and utilities. Due to the sharp rise in oil prices throughout the reporting period, energy was one of the top contributing sectors in the S&P 400. Although we steadily increased our energy weighting over the course of the year, our slight underweight to the Index hurt relative performance. Additionally, as we own higher quality names less leveraged to energy prices the returns of each of our holdings lagged the average energy stock in the benchmark. Nevertheless, the sector did provide positive absolute performance, and we were pleased by the returns of several of our energy holdings, particularly Unit, FMC Technologies, XTO and Patterson-UTI. Energy detractors included Newfield Exploration and Rowan. Our relative performance also suffered by a lack of exposure to the utilities sector. Utilities constituted approximately 6.5% of the S&P 400 Index, with returns that outpaced the Index.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Top contributing stocks for the Fund’s fiscal year included Pentair, Landstar and Chicago Mercantile Exchange Holdings. Pentair is a diversified industrial manufacturer operating in three segments: water, enclosures, and tools. The stock benefited from the company’s announcement that they will be expanding their high-margin fast-growing water business through the acquisition of WICOR Industries, while concurrently divesting their low-margin highly competitive tool business. The stock was up in excess of 80% during the reporting period as investors awarded the stock a higher multiple. Landstar Systems is a non-asset based provider of transportation services to shippers throughout the United States and, to a lesser extent, Canada and Mexico. The acceleration in the economy has driven strong demand for trucking services. There has been little new supply in the trucking industry for some time, which allows Landstar significant pricing pressure as demand continues to improve. The company should continue to benefit from its ability to find capacity during this time of limited driver availability. Chicago Mercantile Exchange Holdings Inc. is the holding company for the Chicago Mercantile Exchange Inc., the largest exchange in the U.S. for the trading of futures and options. Earlier in the year, the expectation of interest rate hikes boosted average daily contracts. Eurodollar trading was also very strong due to price reductions and incentives for market makers. We sold the stock in August because we believed it had become fully valued.

As is typical of any reporting period, there were stocks that disappointed us. The Fund’s worst performing stocks during the period included Citrix Systems, IAC/InterActiveCorp and Hewitt Associates. Positions in all three securities were sold. Citrix Systems develops and markets software and services for enterprise applications. The stock traded down as several of the company’s competitors had reported lower-than-expected revenues due to a general weakness in enterprise software spending. We sold the stock because we were concerned that Citrix would experience similar problems. IAC/InterActiveCorp is a diversified media company whose major assets are on-line travel sites. Despite a recovering travel market, Interactive is seeing increased competition in its travel business from other on-line vendors and major hotel chains. Although we believe the company will be the eventual winner in this space, we do not want to own it as it contracts its profit margins in an attempt to outspend its rivals. Hewitt Associates offers human resources outsourcing and consulting services. We sold Hewitt due to unexpected cash flow deterioration in recent quarters. Although earnings met expectations, Hewitt is currently extending large amounts of credit to its customers. This increase in accounts receivables leads to low quality earnings and calls into question the sustainability of Hewitt’s revenue growth.

As a closing thought, we would like to highlight the various opportunities we see across the market cap spectrum. Small caps and smaller mid-caps have dramatically outperformed the market for the past five years and are currently at or above most long-term valuation measures relative to larger caps. We continue to find somewhat better values in the larger stocks in our universe. As a consequence, for the first time in years, the Fund’s weighted-average market cap is slightly higher than that of the S&P 400 Index. While we continue to search for the best mid-cap opportunities regardless of size, a move into slightly larger mid-cap stocks may prove beneficial to shareholders in the current environment.

We would like to continue to remind you that investments in mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,

Todd L. McCallister	Richard K. Riess
Managing Director	President
Eagle Asset Management, Inc.	Heritage Series Trust
Portfolio Manager
Heritage Mid Cap Stock Fund

*	Average annual returns for Heritage Series Trust—Mid Cap Stock Fund Class A, B and C shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A, B and C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 6, 2004

Dear Valued Shareholders:

We are pleased to present and discuss with you the performance of the Heritage Series Trust–Small Cap Stock Fund (the “Fund”)(a) for the fiscal year ended October 31, 2004. During this reporting period the Fund’s Class A shares returned +11.00%(b), slightly underperforming its benchmark index, the Russell 2000 Index(c), which returned +11.73%. The Fund outperformed the Russell 2000 Growth Index(c), up 5.53% and the large cap stocks index, the Standard & Poor’s 500 Composite Stock Price Index, which returned 9.42%(c). Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

As a bottom-up stock picking firm, Awad Asset Management managed by James Awad, one of the Fund’s two portfolio managers, seeks to find growing companies selling at a value investor price during both the good and challenging periods. Mr. Awad attempts to participate during good periods and protect capital during difficult periods.

Eagle Asset Management (“Eagle”) and Bert Boksen, the other portfolio manager of the Fund, believes the best long-term investment opportunities are those that exhibit characteristics of rapid growth at reasonable prices. Mr. Boksen believes a focused bottom-up approach to stock picking is the most consistent, repeatable long-term methodology and that there is no substitute for fundamental analysis.

During this fiscal reporting period, top contributing stocks for the Fund included Lions Gate Entertainment, American Medical Systems Holdings, Universal Electronics and Patterson-UTI Energy. Lions Gate Entertainment develops, produces and distributes feature films, television series, non-fiction and animated programs. With strong growth in DVD sales and rentals, the company is strategically well positioned, especially given a widening array of video distribution outlets. In addition to new film releases, its portfolio of movies is geared towards profitability and disciplined investment. Case in point, 31 of its last 34 films have been profitable. American Medical Systems Holdings manufactures and markets medical devices for the treatment of urological disorders. The company maintains high gross profit margins and a strong balance sheet. Universal Electronics Inc. builds and markets wireless control devices, software and chips for home entertainment equipment. The company reported better than expected revenues and earnings, driven by strong fundamental performance and a favorable foreign currency impact. The company has a solid balance sheet, high cash and zero debt. It continues to gain sales momentum in its retail and technology businesses. Patterson-UTI primarily conducts a contract drilling business. U.S. land drilling activity is at peak levels and prices have firmed. Other securities that contributed to the Fund’s positive performance include Brink’s Company, Capital Crossing Bank, InfoUSA, Kaydon Corporation and John Wiley & Sons. The Fund continues to hold these positions.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

(c) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

Negative contributors to the Fund’s performance included Photon Dynamics, Alliance Gaming, Integrated Silicon Solution and ASE Test. Photon Dynamics, Inc. provides yield management solutions to the flat panel display industry. We became concerned that flat panel price declines would cause panel manufacturers to push out orders for new equipment. So we sold the stock. Alliance Gaming manufactures and distributes gaming machines and computerized monitoring systems for gaming machines. The company lowered earnings guidance, citing lower revenues on some of its proprietary games and a significant increase in research and development costs. Our long-term outlook remains positive. The company shows continued strength in system sales and acceleration in new slot machine sales to Class II Native American casinos. Integrated Silicon Solutions designs and markets high-performance integrated circuits. The stock suffered from fears of capacity constraints at its foundries. A slowdown in consumer-related semiconductor products had a negative effect on revenues (40% of ISSI’s revenues are exposed to consumer end-markets). We sold the stock. ASE Test Ltd. is an independent semiconductor testing company. The company reported an earnings miss which was due to a significant unexpected decline in gross margins. Regardless, integrated design manufacturers (ASE’s customer base) have increased their reliance on outsourcing chip testing, which we believe will enhance unit shipment growth for ASE. In addition, Sourcecorp, Axcelis Technologies, K-V Pharmaceutical, Startek and Sonic Auto also negatively impacted the Fund’s returns. However, we continue to own the stocks of these companies as we believe the fundamentals are good.

We would like to continue to remind you that investments in small- and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. These and other risks are more fully described in the Fund’s prospectus. We strongly recommend that you review the Fund’s prospectus and become aware of the risks involved with your investment. We thank you for your continued investment in the Fund and will continue to do our best for our valued shareholders.

Sincerely,	Sincerely,	Sincerely,

Bert Boksen Managing Director Eagle Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund	James D. Awad Chairman Awad Asset Management, Inc. Portfolio Manager Heritage Small Cap Stock Fund	Richard K. Riess President Heritage Series Trust

*	Average annual returns for Heritage Series Trust—Small Cap Stock Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 1% for the five year period and 0% for the life of Class B shares), and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average annual returns for Heritage Series Trust—Small Cap Stock Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

December 6, 2004

Dear Valued Shareholders:

Dreman Value Management is very proud to have finished its first full fiscal year as the portfolio manager of the Heritage Series Trust–Value Equity Fund (the “Fund”)(a). For the fiscal year ended October 31, 2004, the Russell 1000 Value Index(b) was up 15.45%, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)(b) returned 9.42%, and the Fund’s Class A shares returned(c) 10.78%. Please note that performance numbers quoted above for Class A shares are shown without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. In addition, the performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Also, please remember past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance, please visit our website at www.HeritageFunds.com.

This fiscal year was a marked difference from the previous fiscal year where most major indices returned better than 20%. In a sign of the substantial change in fortunes the stock market experienced, the NASADQ composite was up only 2.2% after being up 45% in the twelve months ended October 31, 2003.

During the Fund’s fiscal year we saw value indices outpace their growth counterparts across all market caps. Mid cap stocks and small cap stocks led the value charge with small cap stocks nosing out their larger brethren. The return to value stocks was something that we foresaw last year after being concerned about the lofty valuations that had been accorded many growth stocks. As evidence, we offer the Russell 1000 Growth Index which returned 3.38% for the year ended October 31, 2004, after a 21.81% return in the twelve months ended October 31, 2003. As previously noted small and mid cap stocks were again the leaders but were unable to duplicate the incredible returns of 2003.

Despite the strong performance of value stocks relative to the overall market since the tech bubble collapsed in March of 2000, we continued to believe that market and economic conditions will favor value investing for years to come. Over the next several years, we expect somewhat higher interest rates, moderate economic and earnings growth, and persistently higher energy prices. Taken together, we believe these conditions will bode well for the performance of value stocks relative to growth stocks.

We continue to be puzzled that investors are still paying huge multiples of earnings for companies in the technology sector. The recent IPO of Google is a classic case. We often make use of Google for Internet searches and believe they have an excellent product. However, the search engine space is extremely competitive and we believe that the overall industry is likely to grow at less than 10% over the long run. With Google and Yahoo the dominant players, it just does not make sense to assume that these companies can grow at rates well above the industry for very long. We expect that within a few years, investors still holding the stock will be sorry they did not sell at current prices. As we have said in the past, the Internet has revolutionized how people acquire information and has changed the face of retailing. However, the unfettered competition that the Internet allows means that most gains will accrue to consumers rather than companies providing the service.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the fund. Read the prospectus carefully before you invest.

(b) Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please refer to the inside back cover for index descriptions.

(c) All returns include the effect of reinvesting dividends and the deduction of fund expenses.

In reality, there is little that has changed in our economic outlook over the past year. We have been concerned for some time about the growth path of the U.S. economy once the stimulus from tax cuts, historical low interest rates, and the refinancing boom wound down. The economic data shows that the U.S. economy experienced a slow down during the summer. After Gross Domestic Product (“GDP”) growth in excess of 6% during the second half of 2003, the growth of the U.S. economy slowed to 4.4% in the 1st quarter and to 3.3% in the 2nd quarter of this calendar year. The jury is still out for the rest of the year, but we expect GDP growth in the range of 3% over the next several quarters.

The Federal Reserve (the “Fed”) has started the process of raising short-term interest rates. At each of its last 3 meetings, the Fed announced increases in the federal funds rate of 25 basis points. Looking at the futures market, to us it appears that expectations are for the federal funds rate to approximate 2% by year-end. Given that the current inflation rate is approximately 2%, we expect to see a Federal Funds rate of 2.5% or higher during 2005. The question is one of timing.

While short-term rates have been rising, long-term rates have moved sharply lower. The recent fall in long-term rates have several possible explanations, none of which change our view that eventually long-term rates will rise as well. The most likely explanation in our view is that the bond market thinks the U.S. economy has slowed sufficiently to prevent a surge in inflation. Even though higher oil prices give cause for concern on the inflation front, higher oil also causes economic growth to slow. Given the sharp run-up in the market during 2003 and the uncertain global outlook, investors may view the treasury market as a good place to park money in an uncertain world. Looking ahead, we expect to see the 10-year treasury above 5% sometime in late 2005, a sharp increase from its current rate of 4.15%.

The U.S. and World economies do face significant risks that could derail economic growth in 2005. One wild card for the market and the economy is oil. The recent run-up in the price of oil is a result of increased uncertainty on the reliability of supply as well as the strong increases in oil demand from China and India. Unlike the oil price shocks in the 70’s, the high price of oil today is a structural problem. There is little to no excess capacity in the oil market. Oil prices should remain volatile, as questions about supply from Iraq, Saudi Arabia, Russia, Venezuela, and Nigeria are likely to drag on. At current levels around $50, consumer discretionary spending will be squeezed, but not to the degree that a recession is likely. While the current level of oil prices may slow world growth, our fear is of supply disruptions that drive the price of oil higher. If that happened, the industrialized world could experience a significant economic shock.

Finally, the threat of terrorism and its ability to disrupt economic activity has not gone away. While it looks as though Afghanistan is making progress, the situation is tougher in Iraq. Though we have been spared the consequences of terrorists’ activity since 9/11, the threat has not gone away. While it is hard to handicap the likelihood of such an event, any such occurrence would roil financial markets.

The portfolio’s energy holdings of the Fund were the best performing stocks over the past fiscal year. Chevron Texaco and ConocoPhilips stocks were up 47% and 51%, respectively. For the year, all of the Fund’s holdings in energy are up substantially. Despite the recent run-up, the major integrated oil companies remain cheap. For example, Chevron Texaco trades at a price/earnings ratio of 11 and yields 3%. Analysts will likely have to raise estimates for the 4th quarter across the board in the energy sector, as oil and natural gas prices have stayed well above forecasts made just a few months ago. Looking to next year, many analysts are forecasting earnings based on oil prices not much more than $30 per barrel. We expect major upward revisions on 2005 earnings for the integrated oil companies over the next several months as the expectation of higher prices takes hold. We have been waiting since mid summer for an opportunity to increase energy positions in the Fund, and we continue to be patient as we are loath to chase energy stocks given their recent run.

Financial stocks continue to represent the largest sector weighting at approximately 33% of the Fund’s net assets as of fiscal year end. A large portion of the Fund’s exposure to financials is in bank stocks. Washington Mutual and Bank of America are the largest bank positions and we continue to like their prospects. It has been a difficult year for Washington Mutual, as they have announced shortfalls in earnings because of poor hedging results in the mortgage business. Over the years Washington Mutual has been an aggressive acquirer of smaller thrifts and integration problems finally caught up with them. While we were disappointed with the negative earnings surprise, the stock has still provided a small gain year-to-date. Over the next several quarters Washington Mutual should sort out its integration issues and we expect them to earn better than $4 during 2005. With the stock currently trading at around $39, Washington Mutual trades at a P/E of less than 10 and yields better than 4.5%. The fact that Washington Mutual has held up so well in face of the recent bad news is testament to the inherent value the market places in the franchise it has created.

There was a recent run of bad news for two other large Fund holdings in the financial sector: Freddie Mac (the Fund’s largest holding) and Fannie Mae. Fannie Mae bore the brunt of the negative press in this instance. The issue is once again related to accounting practices arising from their interest rate risk management practices. OFHEO, the Office of Federal Housing Enterprise Oversight, issued a scathing report right at quarter end that claimed Fannie inappropriately accounted for hedging transactions over the last several years. The news drove Fannie Mae’s stock price down sharply and for the third calendar quarter Fannie Mae fell about 10.5%. At issue are the reporting requirements arising from FASB 133, the reporting standards for hedge accounting implemented in 2000. The rule is well over a hundred pages in length. Suffice it to say that there is some dispute over how FASB 133 is implemented, and the Big Four Accounting firms have contradictory interpretations of this standard. The auditors of Fannie Mae have stood by their reported numbers, as has the Chairman of Fannie Mae in recent testimony to Congress. While we expect this issue to linger, we have not changed our view on the fundamentals of the business or the attractiveness of Freddie Mac and Fannie Mae. Even with the negative news, Fannie Mae and Freddie Mac taken together have added a small amount of value year-to-date.

The bottom line in our view is that the underlying mortgage business remains strong and we believe Freddie Mac and Fannie Mae will continue to enjoy solid growth over the next 5 years. Even without gaining market share as they have in the past, we believe their earnings growth rates will average between 7 and 10%. However, reported earnings will be more volatile because of the way they are required to report hedging gains and losses. Even so, with P/E ratios in the high single digits, Freddie Mac and Fannie Mae offer significant upside potential relative to the overall market. Over the next few quarters we expect the accounting issues to fade as investors focus back on the strong fundamentals of the mortgage business.

Healthcare stocks were a mixed bag during the Fund’s fiscal year. The two medical testing stocks in the portfolio, Laboratory Corporation of America and Quest Diagnostics, both turned in strong stock performances returning 29% and 30%, respectively. However, the Pharmaceutical stocks and drug distribution companies were another story altogether. The big loser among the drug stocks was Merck, which fell sharply recently after announcing a recall of Vioxx, a drug that treats arthritis pain. A recent study linked Vioxx to increased incidence of heart problems. Merck fell almost 25% on the Vioxx news. It is too early to assess the financial impact from the recall, but even absent any major legal claims, the recall will cause earnings to lag prior forecasts by 20%. We had trimmed the Fund’s position in Merck earlier in the year and if the new information warrants it, we will reassess the current holding. The company has indicated it will continue to pay its stated dividend, which provides a current yield of 5%.

Tobacco stocks continue to remain a large part of the overall Fund portfolio (approximately 15% of net assets). All of the tobacco related holdings posted positive returns for the Fund’s fiscal year. The big news in tobacco stocks is that the Federal trial in Washington DC got underway in September. The case has been outstanding since the Clinton Presidency and the trial is focused on alleged violations of the RICO (Racketeer Influenced and Corrupt Organization) Act. The RICO Act was passed in order to make it easier to prosecute organized crime, and has never been used against legitimate businesses operating in the U.S. Needless to say, we believe the case has little merit. The notion that a business that pays 70% of its gross profit to governments is somehow a criminal enterprise seems somewhat farfetched. Also, to prove its case, prosecutors have to show an ongoing conspiracy currently exists. Given the changes in practices that the tobacco companies agreed to when they settled with the states in the late 90’s, we see little chance of such an outcome.

Looking ahead, we believe the end of this case will significantly lift the valuation of tobacco stocks. Altria (formerly Philip Morris and the Fund’s second largest holding) is likely to pursue a break-up of the company if its stock price does not experience significant appreciation. Our sum-of-parts evaluation places an $80 target on the stock, which means better than 50% upside from current prices. If our analysis is correct, we would expect to pare back the positions in Altria as our price targets are achieved.

Looking ahead, we expect current market conditions to continue–lots of big up and down days with the trend modestly higher. We are comfortable with the current portfolio positioning in the Fund and are biding our time waiting for the market to create new investment opportunities. As mentioned above, we would add to our position in energy if the stocks we like pull back from their recent highs. All things considered, it has been a very reasonable market over the last year and we are hopeful that the next several years will be as profitable. With that being said, a word of caution is also warranted. The Fund invests in value stocks that are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. These and other risks are more fully described in the Fund’s prospectus. We thank you for your support and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

David Dreman Chairman and Chief Investment Officer Dreman Value Management, LLC Portfolio Manager Heritage Value Equity Fund	Richard K. Riess President Heritage Series Trust

*	Average annual returns for Heritage Series Trust—Value Equity Fund Class A and B shares are calculated in conformance with Item 21 of Form N-1A, which assumes the maximum sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (4% for the one year period, 0% for the five year period and 1% for the life of Class B shares) and reinvestment of dividends for Class A and B shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Average annual returns for Heritage Series Trust—Value Equity Fund Class C shares are calculated in conformance with Item 21 of Form N-1A, which assumes reinvestment of dividends for Class C shares. Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s past performance is not indicative of future performance and should be considered in light of the Fund’s investment policy and objectives, the characteristics and quality of its portfolio securities, and the periods selected. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—96.0% (a)
Aerospace/Defense—0.6%
18,600	Alliant Techsystems, Inc.*	$1,069,314

Apparel—2.1%
59,200	Columbia Sportswear Company*	3,573,312

Biotechnology—3.9%
27,000	Celgene Corporation*	799,740
46,000	Invitrogen Corporation*	2,663,400
63,900	Martek Biosciences Corporation*	3,006,878

		6,470,018

Commercial Services—1.6%
74,225	Weight Watchers International Inc.*	2,666,162

Computers—2.7%
89,800	FactSet Research Systems Inc.	4,475,632

Electronics—4.0%
68,400	Gentex Corporation	2,257,884
121,900	Vishay Intertechnology, Inc.*	1,576,167
68,600	Waters Corporation*	2,832,494

		6,666,545

Entertainment—6.2%
303,800	GTECH Holdings Corporation	7,190,946
96,800	International Game Technology	3,198,272

		10,389,218

Financial Services—6.5%
391,600	Ameritrade Holding Corporation*	5,098,632
66,600	Doral Financial Corporation	2,795,868
51,900	T. Rowe Price Group, Inc.	2,894,463

		10,788,963

Healthcare Products—13.2%
41,750	Cooper Companies, Inc.	2,937,112
93,700	INAMED Corporation*	4,980,155
98,900	ResMed Inc.*	4,648,300
130,200	Stryker Corporation	5,610,318
95,300	Varian Medical Systems Inc.*	3,826,295

		22,002,180

Insurance—4.2%
49,400	AMBAC Financial Group, Inc.	3,856,164
31,500	Radian Group Inc.	1,509,795
43,200	The PMI Group, Inc.	1,677,024

		7,042,983

Shares		Value

Common Stocks (continued)
Internet—5.9%
124,900	Check Point Software Technologies Ltd.*	2,825,363
168,400	IAC/InterActiveCorp*	3,640,808
446,800	WebMD Corporation*	3,377,808

		9,843,979

Leisure Time—2.9%
36,725	Carnival Corporation	1,856,816
63,400	Royal Caribbean Cruises, Ltd.	2,954,440

		4,811,256

Lodging—7.1%
110,800	Harrah’s Entertainment, Inc.	6,484,016
106,625	Station Casinos, Inc.	5,432,544

		11,916,560

Logic Semiconductors—7.0%
246,900	Altera Corporation*	5,612,037
144,600	NVIDIA Corporation*	2,092,362
121,200	QLogic Corporation*	3,939,000

		11,643,399

Memory & Commodity Semiconductors—1.2%
175,025	Integrated Device Technology, Inc.*	2,068,796

Oil & Gas—5.3%
370,800	Patterson-UTI Energy, Inc.	7,130,484
63,900	Rowan Companies, Inc.*	1,631,367

		8,761,851

Oil & Gas Services—2.4%
79,900	BJ Services Company	4,074,900

Pharmaceuticals—2.0%
111,600	Caremark Rx, Inc.*	3,344,652

Retail—2.1%
79,000	The Cheesecake Factory Inc.*	3,429,390

Semiconductor Equipment—0.7%
84,400	ASML Holding N.V.*	1,202,700

Software—3.4%
36,900	Avid Technology, Inc.*	1,954,962
300,000	Datastream Systems, Inc.*	1,881,000
38,600	Intuit, Inc.*	1,750,896

		5,586,858

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Diversified Growth Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value
Common Stocks (continued)
Telecommunications—11.0%
109,900	Amdocs Ltd.*	$2,763,985
253,000	Avaya Inc.*	3,643,200
218,100	Comverse Technology, Inc.*	4,501,584
306,600	Nextel Partners Inc., Class “A”*	5,163,144
81,400	Scientific-Atlanta, Inc.	2,229,546

		18,301,459

Total Common Stocks (cost $138,379,035)		160,130,127

Repurchase Agreement—6.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 29, 2004 @ 1.72% to be repurchased at $10,291,475 on November 1, 2004, collateralized by $7,915,000 United States Treasury Bonds, 7.5% due November 15, 2016, (market value $10,510,349 including interest) (cost $10,290,000)		10,290,000

Total Investment Portfolio (cost $148,669,035) (b), 102.2% (a)		170,420,127
Other Assets and Liabilities, net, (2.2%) (a)		(3,658,587)

Net Assets, 100.0%		$166,761,540

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $149,903,217. Market value includes net unrealized appreciation of $20,516,910 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $22,636,461 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,119,551.

Beginning with the Diversified Growth Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—99.3% (a)
Analog Semiconductors—2.3%
68,250	Maxim Integrated Products, Inc.	$3,002,318
86,000	National Semiconductor Corporation	1,436,200

		4,438,518

Beverages—2.4%
115,650	The Coca-Cola Company	4,702,329

Biotechnology—3.2%
56,600	Amgen Inc.*	3,214,880
57,650	Genzyme Corporation, General Division*	3,024,896

		6,239,776

Commercial Services—0.8%
67,850	Accenture Ltd., Class “A”*	1,642,648

Communication Semiconductors—2.0%
147,200	Broadcom Corporation, Class “A”*	3,981,760

Computers—5.4%
208,300	Dell, Inc.*	7,302,998
250,150	EMC Corporation*	3,219,430

		10,522,428

Diversified Manufacturer—2.6%
146,900	General Electric Company	5,012,228

Electrical Components & Equipment—1.7%
52,400	Emerson Electric Company	3,356,220

Electronics—0.5%
41,800	Jabil Circuit, Inc.*	1,016,158

Financial Services—7.5%
93,833	Citigroup Inc.	4,163,370
18,850	Fannie Mae	1,322,328
37,150	Goldman Sachs Group, Inc.	3,654,817
63,500	J.P. Morgan Chase & Company	2,451,100
56,650	Merrill Lynch & Co., Inc.	3,055,701

		14,647,316

Healthcare Products—5.8%
47,350	Guidant Corporation	3,154,457
75,000	Johnson & Johnson	4,378,500
8,650	St. Jude Medical, Inc.*	662,330
38,800	Zimmer Holdings, Inc.*	3,010,492

		11,205,779

Healthcare Services—1.3%
26,600	Aetna Inc.	2,527,000

Shares		Value

Common Stocks (continued)
Home Furnishings—1.8%
213,850	Tempur-Pedic International Inc.*	3,472,924

Insurance—1.6%
52,450	American International Group, Inc.	3,184,240

Internet—8.7%
86,550	Checkfree Corporation*	2,683,050
73,000	eBay Inc.*	7,125,530
151,100	IAC/InterActiveCorp*	3,266,782
108,550	YAHOO! Inc.*	3,928,424

		17,003,786

Lodging—2.1%
68,150	Harrah’s Entertainment, Inc.	3,988,138

Logic Semiconductors—7.0%
131,650	Altera Corporation*	2,992,404
291,850	Intel Corporation	6,496,581
168,400	Texas Instruments Inc.	4,117,380

		13,606,365

Memory & Commodity Semiconductors—2.2%
297,150	Fairchild Semiconductor International Inc., Class “A”*	4,270,046

Multimedia—5.1%
135,100	The Walt Disney Company	3,407,222
221,850	Time Warner Inc.*	3,691,584
75,550	Viacom, Inc., Class “B”	2,756,819

		9,855,625

Pharmaceuticals—10.1%
85,450	Abbott Laboratories	3,642,734
33,950	Allergan, Inc.	2,429,462
110,650	Caremark Rx, Inc.*	3,316,180
261,620	Pfizer, Inc.	7,573,899
70,600	Wyeth	2,799,290

		19,761,565

Printing & Publishing—1.5%
35,750	Gannett Co., Inc.	2,965,462

Retail—4.2%
4,000	Build-A-Bear Workshop, Inc.*	97,640
74,050	Home Depot, Inc.	3,041,974
95,350	Wal-Mart Stores, Inc.	5,141,272

		8,280,886

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Growth Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Semiconductor Equipment—3.5%
257,150	Applied Materials Inc.*	$4,140,115
293,650	Entegris, Inc.*	2,717,731

		6,857,846

Software—4.1%
55,150	First Data Corporation	2,276,592
117,100	Microsoft Corporation	3,277,629
256,450	Siebel Systems, Inc.*	2,436,275

		7,990,496

Telecommunications—8.7%
301,300	Cisco Systems, Inc.*	5,787,973
752,350	JDS Uniphase Corporation*	2,384,950
203,850	Nokia Corporation, Sponsored ADR, Class “A”	3,143,367
920,200	Nortel Networks Corporation*	3,119,478
60,900	QUALCOMM, Inc.	2,546,229

		16,981,997

Shares		Value
Common Stocks (continued)
Television, Cable & Radio—3.2%
82,800	Comcast Corporation, Class “A”*	2,404,512
119,200	EchoStar Communications Corporation, Class “A”*	3,769,104

		6,173,616

Total Common Stocks (cost $181,207,937)		193,685,152

Total Investment Portfolio (cost $181,207,937) (b), 99.3% (a)		193,685,152
Other Assets and Liabilities, net, 0.7% (a)		1,285,162

Net Assets, 100.0%		$194,970,314

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $187,308,243. Market value includes net unrealized appreciation of $6,376,909 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $16,138,467 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,761,558.

ADR—American Depository Receipt.

Beginning with the Growth Equity Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—91.2% (a)
Argentina—0.1%
6,675	Grupo Financiero Galicia, Sponsored ADR	$55,803

Australia—2.2%
13,935	Amcor Ltd.	79,408
60,636	AMP Ltd.	288,472
10,497	BHP Billiton Ltd.	108,580
40,733	John Fairfax Holdings Ltd.	130,508
41,611	Lihir Gold Ltd.*	38,536
75,573	Macquarie Airports	159,730
39,620	Macquarie Infrastructure Assets Trust, “B” shares	109,780
35,922	Newcrest Mining Ltd.	446,960
20,052	News Corp Ltd.*	161,290
28,309	Patrick Corporation, Ltd	117,553
36,047	Southcorp Ltd.	96,918

		1,737,735

Austria—2.3%
10,194	Bank Austria Creditanstalt AG	753,858
7,160	Erste Bank der Oesterreichischen Sparkassen AG	318,461
1,985	Flughafen Wien AG	130,421
1,251	OMV AG	300,200
6,731	Wienerberger AG	266,859

		1,769,799

Belgium—1.3%
1,386	Almancora Comm.VA	86,400
3,902	Almanij NV	292,487
3,857	Belgacom SA*	141,607
7,701	Fortis	195,461
3,985	Interbrew SA	141,480
2,664	KBC Bank	195,104

		1,052,539

Brazil—0.1%
3,440	Cia de Concessoes Rodoviarias	49,548

Canada—1.6%
26,179	Bema Gold Corporation*	79,161
9,418	Canadian Natural Resources Ltd.	395,767
789	Centerra Gold Inc.*	13,901
17,544	Eldorado Gold Corporation*	56,069
5,528	EnCana Corporation	273,614
4,718	Ivanhoe Mines Ltd.*	27,837
2,773	Petro-Canada	151,069
2,780	Talisman Energy Inc.	74,495
13,385	Telesystem International Wireless Inc.*	146,566

		1,218,479

Shares		Value

Common Stocks (continued)
China—0.3%
131,398	Datang International Power Generation Company, Ltd., Class “H”	104,666
45,000	Weiqiao Textile Company, Class “H”	65,331
44,000	Wumart Stores, Inc.*	75,185

		245,182

Czech—1.8%
12,021	Cesky Telecom AS	157,629
9,349	Cez, AS	103,668
8,910	Komercni Banka, AS	1,123,264

		1,384,561

Denmark—0.7%
12,900	Danske Bank AS	360,165
2,000	GN Store Nord, AS	20,243
978	Kobenhavns Lufthavne	163,917

		544,325

Finland—0.8%
8,030	Fortum Oyj	122,840
23,319	Nokia Oyj	359,400
7,600	UPM-Kymmene Corporation	150,171

		632,411

France—9.6%
1,306	Accor SA	54,175
411	Air Liquide	66,331
41,537	Alcatel SA	606,823
1,436	Atos Origin	89,718
4,092	Autoroutes du Sud de la France	188,784
10,240	BNP Paribas	696,428
6,970	Bouygues	274,380
2,838	Cie. de Saint-Gobain SA	155,750
812	Credit Agricole SA	23,778
10,218	France Telecom SA	292,301
821	Gecina SA	70,960
28,622	Havas SA	151,057
3,280	JC Decaux SA*	81,494
571	L’Oreal Group	38,907
2,337	LVMH Moet Hennessy Louis Vuitton SA	159,983
950	Pernod-Ricard	131,400
2,443	Publicis Groupe SA	72,813
1,815	Renault SA	151,783
15,165	Sanofi-Synthelabo SA	1,107,743
12,021	Suez SA	280,742
499	Technip SA	78,180
10,019	Societe Television Francaise 1	301,297

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
France (continued)
2,000	Thales SA	$72,077
8,551	TotalFina Elf SA, Class “B”	1,776,832
551	Unibail	72,349
6,868	Veolia Environnement	207,939
1,334	Vinci SA	158,749
4,059	Vivendi Universal SA	110,784

		7,473,557

Germany—8.1%
1,854	Adidas-Salomon AG	258,872
5,891	BASF AG*	367,231
6,245	Bayerische Hypo-und Vereinsbank AG	122,044
8,978	Commerzbank AG	164,009
3,164	Deutsche Bank AG	240,354
5,215	Deutsche Post AG	101,849
18,993	Deutsche Telekom AG	363,668
14,552	E.ON AG	1,183,175
13,909	Fraport AG	507,289
1,284	Freenet.de AG*	25,862
1,510	Fresenius Medical Care AG	115,497
1,880	Henkel KGaA	133,827
4,855	Hypo Real Estate Holding AG*	181,466
4,097	MAN AG	141,539
1,820	Medion AG	31,554
11,709	Metro AG	558,704
2,480	Muenchener Rueckversicherungs AG	242,424
164	Puma AG Rudolf Dassler Sport	41,040
7,096	RWE AG	375,589
5,553	Schering AG	356,709
7,516	Siemens AG	559,074
5,858	Volkswagen AG	260,028

		6,331,804

Greece—0.2%
1,827	Coca Cola Hellenic Bottling Company SA	40,572
9,785	Hellenic Telecommunications Organization SA	151,433

		192,005

Hong Kong—0.2%
54,052	Clear Media Ltd.*	52,083
97,420	Texwinca Holdings Ltd.	88,239

		140,322

Shares		Value

Common Stocks (continued)
Hungary—2.3%
1,288	Egis Rt.	65,060
684	Gedeon Richter Rt.	80,505
72,431	Matav Rt.	302,758
52,793	OTP BANK Rt.	1,333,343

		1,781,666

Indonesia—0.6%
901,524	Bank Mandiri Persero Tbk PT	156,042
512,500	Indofood Sukses Makmur Tbk PT	38,017
41,743	Semen Gresik Persero Tbk PT	52,067
480,056	P.T. Telekomunikasi Indonesia Tbk.	229,490

		475,616

Ireland—0.2%
4,317	Celtic Resources Holdings PLC*	30,650
2,548	DePfa Bank PLC	38,978
91,556	Dragon Oil PLC*	85,664

		155,292

Italy—4.5%
11,065	Assicurazioni Generali SPA	328,239
3,452	Autostrada Torino-Milano SPA	78,991
77,890	Banca Intesa SPA	318,734
9,311	Banca Intesa SPA	31,336
43,371	Banca Nazionale del Lavoro SPA	100,350
4,982	Banca Popolare di Milano	34,994
76,276	Banca Intesa SPA	66,315
21,701	Capitalia SPA	83,270
67,511	Cassa di Risparmio di Firenze SPA	131,676
20,366	Credito Emiliano SpA	175,767
49,352	Enel SPA	446,060
29,089	ENI SPA	660,071
15,810	Mediaset SPA	180,182
2,091	Mediobanca SPA	28,948
13,645	Saipem SPA	157,248
6,269	Societa Iniziative Autostradali e Servizi SPA*	84,792
36,325	Telecom Italia SPA	120,862
36,384	Terna SPA*	88,590
70,166	UniCredito Italiano SPA	376,574

		3,492,999

Japan—13.3%
2,368	Aeon Credit Service Company Ltd.	155,231
8,000	Asahi Glass Company, Ltd	73,496
19,000	The Bank of Yokohama Ltd*	113,620
7,073	Canon Inc.	348,913

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Japan (continued)
9,917	Credit Saison Company, Ltd.	$317,097
5,000	Dai Nippon Printing Co., Ltd.	68,430
4,000	Daihatsu Motor Co Ltd.	29,806
9,912	Denso Corporation	237,469
31	East Japan Railway Company	162,866
2,000	Exedy Corp.	33,748
3,166	Fuji Photo Film Company, Ltd.	108,101
61	Fuji Television Network Inc.	137,512
2,900	Fujisawa Pharmaceutical Co., Ltd.	75,769
3,900	Hitachi Credit Corporation	63,676
10,751	Hitachi Ltd	67,637
10,309	Honda Motor Company, Ltd.	497,850
1,500	Ito En, Ltd.	67,770
4,297	Ito-Yokado Company, Ltd	154,014
31	Japan Tobacco Inc.	272,222
21,546	Kao Corporation	496,887
16,474	Koito Manufacturing Company, Ltd.	136,739
900	Kyocera Corporation	65,280
49,846	Matsushita Electric Industrial Company Ltd.	722,631
81	Mitsubishi Tokyo Financial Group Inc.	687,606
1,100	Nidec Corporation	119,110
15,844	Nikko Cordial Corp	70,836
18	Nippon Telegraph and Telephone Corporation	76,401
40,961	Nissan Motor Company Ltd.	461,690
2,700	Nissin Food Products Co., Ltd.	65,832
1,700	Nitto Denko	80,655
61,821	Nomura Holdings Inc.	758,039
99	NTT DoCoMo, Inc.	174,618
4,000	Olympus Corporation	77,533
4,000	Ricoh Company, Ltd.	74,703
26,416	Sanyo Electric Company Ltd.	84,465
1,500	Secom Co., Ltd.	54,471
44,022	Seiyu Group*	102,145
6,217	Sharp Corporation	85,849
5,100	Shin-Etsu Chemical Co., Ltd.	193,860
23,813	Shiseido Company, Ltd.	310,634
444	SMC Corporation	47,533
17,350	Sony Corporation	603,862
18,065	The Sumitomo Trust & Banking Company, Ltd.	105,302
3,700	Takeda Pharmaceutical Company Ltd.	178,683
960	Takefuji Corporation	60,668
1,000	TDK Corporation	69,421

Shares		Value

Common Stocks (continued)
Japan (continued)
2,900	Terumo Corporation	72,213
19,400	Tokyo Broadcasting System Inc.	310,707
7,000	Toppan Printing Company Ltd.	67,610
14,532	Toyota Motor Corporation	566,093
4,858	Uni-Charm Corporation	245,603
5,000	Yamaha Motor Co., Ltd.	76,071
1,958	Yamanouchi Pharmaceutical Co., Ltd.	71,841

		10,360,818

Luxembourg—0.1%
2,756	Millicom International Cellular SA*	54,762
1,432	SBS Broadcasting SA*	49,318

		104,080

Malaysia—0.1%
30,100	IOI Corporation Berhad	75,250
20,700	Kuala Lumpur Kepong Berhad	36,225

		111,475

Mexico—0.8%
31,596	Fomento Economico Mexicano SA de CV	139,605
97,801	Grupo Financiero Banorte SA	459,423
31,031	Grupo Financiero Inbursa SA	51,772

		650,800

Netherlands—2.0%
1,420	ABN AMRO Holding NV	33,942
700	Efes Breweries International NV, 144A, Sponsored GDR*	19,425
1,855	Euronext NV	53,680
2,766	European Aeronautic Defense and Space Company	78,808
8,548	Heineken NV	268,502
2,391	Koninklijke Numico NV	80,529
3,340	Koninklijke Philips Electronics NV	78,983
5,726	Royal Dutch Petroleum Company	310,886
3,018	TPG NV	72,869
7,675	Unilever NV	446,154
5,356	VNU NV	146,184

		1,589,962

Norway—1.5%
8,469	DNB Holding ASA	71,535
6,646	Norsk Hydro ASA	487,560
5,524	Smedvig ASA, “A” Shares	68,694

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Norway (continued)
32,545	Statoil ASA	$469,619
7,331	Telenor ASA	74,072
1,400	TGS-NOPEC Geophysical Company ASA*	26,498

		1,197,978

Philippines—0.2%
282,000	Ayala Corporation	32,526
37,400	Bank of the Philippine Islands	32,187
1,910	Globe Telecom Inc.	34,740
3,100	Philippine Long Distance Telephone, Sponsored ADR	77,810

		177,263

Poland—3.2%
7,697	Agora SA*	107,215
1,497	Bank BPH	201,235
50,987	Bank Millenium SA*	42,132
26,804	Bank Pekao SA*	1,020,427
13,828	Bank Zachodni WBK SA*	348,914
2,443	BRE Bank SA	76,062
12,177	Budimex SA*	171,057
1,360	Inter Groclin Auto SA	46,959
3,447	Inter Cars SA*	39,877
6,235	Orbis SA	42,689
899	Stomil Sanok SA	42,582
70,661	Telekomunikacja Polska SA	341,992
781	ZM Duda SA	28,119

		2,509,260

Portugal—0.8%
45,022	Banco Comercial Portugues SA	106,179
18,259	Brisa-Auto Estradas de Portugal SA	149,203
44,798	Electricidade de Portugal SA	132,492
4,412	Jeronimo Martins*	51,913
21,291	Media Capital SGPS*	144,123
5,498	Portugal Telecom SGPS SA	61,888

		645,798

Romania—1.0%
293,568	Romanian Development Bank SA	288,332
6,063,746	SNP Petrom SA	523,715

		812,047

Russia—1.7%
2,600	JSC MMC Norilsk Nickel, Sponsored ADR	161,460
4,000	LUKOIL, Sponsored ADR	499,000

Shares		Value

Common Stocks (continued)
Russia—1.7%
1,825	Moscow City Telephone, Sponsored ADR	23,725
2,069	North-West Telecom, Sponsored ADR	59,484
2,000	OAO Gazprom, Sponsored ADR	74,720
775	Sibirtelecom, Sponsored ADR	38,936
12,958	Uralsvyazinform, Sponsored ADR	108,070
7,927	VolgaTelecom, Sponsored ADR	52,318
12,743	Wimm-Bill-Dann Foods, Sponsored ADR*	188,087
4,652	YUKOS, Sponsored ADR	77,456

		1,283,256

South Africa—0.5%
35,127	Nedcor Ltd.	381,174

South Korea—0.4%
770	Samsung Electronics Company, Ltd	302,021

Spain—1.3%
2,485	Altadis, SA	91,140
13,669	Endesa SA	277,236
2,349	Fadesa Inmobiliaria SA*	35,455
1,408	Gas Natural SDG SA	38,268
4,983	Gestevision Telecinco SA*	95,094
4,482	Grupo Empresarial ENCE SA	128,214
7,124	Iberdrola SA	155,842
10,162	Promotora de Informaciones, SA	191,856

		1,013,105

Sweden—3.2%
4,353	Autoliv Inc., Sponsored SDR	184,582
6,944	Elekta AB, Class “B”	184,886
29,146	Telefonaktiebolaget LM Ericsson, “B” Shares	84,582
3,600	ForeningsSparbanken AB	75,565
10,634	Getinge AB	118,721
4,958	Nobia AB	63,560
46,500	Nordea Bank AB	401,229
38,186	Skandia Forsakrings AB	142,017
5,000	Skandinaviska Enskilda Banken AB	83,116
72,062	Skanska AB	784,221
483	Sparebank Rogaland	25,650
13,397	Svenska Handelsbanken, “A” Shares	289,701
7,000	TeliaSonera AB	37,473

		2,475,303

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Switzerland—4.5%
1,310	Adecco SA	$63,013
8,888	Credit Suisse Group	303,683
2,967	Nestle SA	701,213
18,749	Novartis AG	893,256
9,103	Roche Holding AG	929,668
127	SGS SA	80,852
2,735	Swatch Group AG	366,264
2,228	UBS AG	160,431

		3,498,380

Thailand—0.0%
11,000	Airports of Thailand*	12,396

Turkey—4.2%
122,140,235	Akbank TAS	550,853
351,482	Alarko Gayrimenkul Yatrim Ortakligi AS	5,530
2,941,000	Cimsa Cimento Sanayi ve Ticaret AS	8,656
15,438,003	DenizBank AS*	30,154
104,592,030	Dogan Sirketler Grubu Holdings	188,684
1,708,813	Dogan Yayin Holding*	6,085
88,740,749	Haci Omer Sabanci Holding AS	321,982
56,125,413	KOC Holding AS	340,673
17,279,067	Migros Turk TAS	106,053
34,375,186	Turk Dis Ticaret Bankasi AS	37,301
17,542,583	Turkcell Iletisim Hizmet AS	107,671
282,083,320	Turkiye Garanti Bankasi AS*	753,753
173,994,694	Turkiye Is Bankasi	719,815
49,587,208	Yapi ve Kredi Bankasi	111,651

		3,288,861

Ukraine—0.0%
714	Centrenergo, Sponsored ADR*	14,296

United Kingdom—15.2%
7,718	Allied Domecq PLC	68,638
27,178	Associated British Ports Holdings PLC	230,357
15,998	BAA PLC	168,322
18,032	BAE Systems PLC	78,817
59,475	Barclays PLC	580,480
8,262	Boots Group PLC	99,736
222,738	BP PLC	2,155,550
4,820	British Land Company PLC	65,879
20,008	British Sky Broadcasting PLC	186,653
10,093	Burberry Group PLC	72,354
29,423	Cadbury Schweppes PLC	244,257

Shares		Value

Common Stocks (continued)
United Kingdom (continued)
18,664	Centrica PLC	82,436
28,890	Compass Group PLC	119,254
42,908	Diageo PLC	573,468
43,260	GlaxoSmithKline PLC	910,314
9,192	Highland Gold Mining Ltd	45,363
27,763	Hilton Group PLC	131,282
6,651	Imperial Tobacco Group PLC	155,208
24,227	Marks & Spencer Group PLC	159,564
15,234	National Grid Transco PLC	132,335
13,650	Pearson PLC	149,753
62,947	The Peninsular and Oriental Steam Navigation Company PLC	309,493
11,119	Peter Hambro Mining PLC*	111,888
16,690	Rank Group PLC	87,572
5,856	Reckitt Benckiser PLC	160,507
15,315	Reed Elsevier PLC	136,691
40,036	Royal & Sun Alliance Insurance Group PLC	54,904
35,846	Royal Bank of Scotland Group PLC	1,055,497
8,661	Scottish & Newcastle PLC	64,074
5,287	Scottish & Southern Energy PLC	80,943
63,863	Shell Transport & Trading Company, PLC	502,337
26,121	Smith & Nephew PLC	221,637
124,673	Tesco PLC	656,441
652,933	Vodafone Group PLC	1,671,030
10,928	William Hill PLC	98,037
19,066	WPP Group PLC	191,157

		11,812,228

Venezuela—0.3%
8,634	Cia Anonima Nacional Telefonos de Venezuela (CANTV), S.P. Sponsored ADR	198,582

Total Common Stocks (cost $64,634,667)		71,172,726

Preferred Stocks—0.5% (a)
Germany—0.5%
767	Henkel KGaA	57,366
15,813	ProsiebenSat.1 Media AG	283,024
1,165	Rhoen-Klinikum AG	64,604

Total Preferred Stocks (cost $385,083)		404,994

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value
Rights & Warrants—0.1% (a)
Guernsey—0.1%
8,481	Credit Lyonnais Financial Products Ltd., 01/09/09, (Warrants)*	$55,954
4,189	Credit Lyonnais Financial Products Ltd., 05/14/09, (Warrants)*	27,637

Total Rights & Warrants (cost $77,769)		83,591

Investment Companies—3.2% (a)
Ireland—0.5%
45,173	iShares S&P Europe 350 Index Fund (b)	384,330

Japan—1.7%
7,500	Nomura ETF—Nikkei 225 (b)	763,299
56,878	Nomura ETF (b)	584,231

		1,347,530

Germany—1.0%
14,863	DAXEX	728,525

Total Investment Companies (cost $2,352,633)		2,460,385

Principal Amount		Value
Corporate Bonds—0.2% (a) (c)
Guernsey—0.2%
$ 18,572	Credit Lyonnais Financial Products Ltd., Zero Coupon, 11/19/08	122,529

Total Corporate Bonds (cost $104,731)		122,529

Government Issued Bonds—1.3% (a) (c)
Hungary—1.3%
69,470,000	Republic of Hungary, 6.25%, 06/12/08	327,416
40,590,000	Republic of Hungary, 6.75%, 02/12/13	190,678
77,710,000	Republic of Hungary, 5.5%, 02/12/14	334,093
31,010,000	Republic of Hungary, 7.0%, 06/24/09	148,808

Total Government Issued Bonds (cost $885,023)		1,000,995

Total Investment Portfolio (cost $68,439,906) (d), 96.5% (a)	75,245,220
Other Assets and Liabilities, net, 3.5% (a)	2,729,285

Net Assets, 100.0%	$77,974,505

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Exchange-traded funds.
(c)	U.S. dollar denominated.
(d)	The aggregate identified cost for federal income tax purposes is $68,724,747. Market value includes net unrealized appreciation of $6,520,473 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $7,928,952 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,408,479.

ADR—American Depository Receipt.

ETF—Exchange-Traded Fund.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

144A—Securities	are registered pursuant to Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. Securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.

Open Forward Foreign Currency Contracts

Contract To Deliver		In Exchange For		Delivery Date	Net Unrealized Depreciation
CZK	12,175,000	USD	476,628	11/30/04	$16,047

Net Unrealized Depreciation					$16,047

CZK—Czech Koruna

USD—United States Dollar

Beginning with the International Equity Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—International Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Industry Diversification	Value	% of Net Assets
Advertising	$548,604	0.7%
Aerospace/Defense	229,702	0.3%
Agriculture	630,045	0.8%
Apparel	372,266	0.5%
Auto Manufacturers	1,967,250	2.5%
Auto Parts & Equipment	682,079	0.9%
Banks	16,049,104	20.6%
Beverages	1,611,852	2.1%
Building Materials	556,828	0.7%
Chemicals	708,077	0.9%
Commercial Services	918,795	1.2%
Computers	159,139	0.2%
Cosmetics/Personal Care	1,092,031	1.4%
Distribution/Wholesale	71,431	0.1%
Diversified Finan Serv	2,613,789	3.4%
Electric	3,217,732	4.1%
Electrical Compo & Equip	539,972	0.7%
Electronics	198,734	0.3%
Engineering & Construction	2,370,752	3.0%
Entertainment	229,319	0.3%
Equity Fund	2,460,385	3.2%
Food	3,165,318	4.1%
Food Service	119,254	0.2%
Forest Products & Paper	278,385	0.4%
Gas	120,704	0.1%
Government Issued Bonds	1,000,994	1.3%
Hand/Machine Tools	166,643	0.2%
Healthcare-Products	597,457	0.8%
Healthcare-Services	180,101	0.2%
Holding Companies-Divers	1,161,401	1.5%
Home Furnishings	1,390,053	1.8%
Household Products/Wares	351,700	0.4%
Insurance	1,056,056	1.4%
Internet	25,862	0.0%
Investment Companies	109,780	0.1%
Leisure Time	76,071	0.1%
Lodging	96,864	0.1%
Machinery-Diversified	141,539	0.2%
Media	2,828,275	3.6%
Mining	1,120,405	1.4%
Miscellaneous Manufactur	744,708	1.0%
Office/Business Equip	423,616	0.5%
Oil & Gas	8,818,556	11.3%
Oil & Gas Services	330,620	0.4%
Packaging & Containers	79,408	0.1%
Pharmaceuticals	4,669,548	6.0%
Real Estate	316,488	0.4%
Retail	956,908	1.2%
Telecommunications	6,170,935	7.9%
Textiles	153,570	0.2%
Transportation	877,434	1.1%
Water	488,681	0.6%

Total Investments	$75,245,220	96.5%

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—95.5% (a)
Advertising—1.9%
204,300	Getty Images, Inc.*	$12,080,259

Apparel—1.1%
117,000	Columbia Sportswear Company*	7,062,120

Banks—1.1%
147,700	Bank of Hawaii Corporation	7,052,675

Beverages—1.0%
247,500	Cott Corporation*	6,499,350

Biotechnology—2.4%
180,600	Charles River Laboratories International, Inc.*	8,450,274
146,900	Millipore Corporation*	6,755,931

		15,206,205

Broadcasting Services/Programs—1.1%
779,100	Liberty Media Corporation, Class “A”*	6,949,572

Chemicals—1.0%
156,100	Praxair, Inc.	6,587,420

Commercial Services—6.7%
73,300	Alliance Data Systems Corporation*	3,099,124
64,300	Corporate Executive Board Company	4,092,695
166,000	Corrections Corporation of America*	5,768,500
390,600	Interactive Data Corporation*	7,706,538
390,800	Iron Mountain Inc.*	12,915,940
274,000	MPS Group, Inc.*	2,885,220
198,900	Paychex, Inc.	6,522,727

		42,990,744

Computers—4.7%
198,700	Kronos Inc.*	9,746,235
125,500	Lexmark International Group, Inc., Class “A”*	10,430,305
387,000	SunGard Data Systems Inc.*	10,251,630

		30,428,170

Cosmetics/Personal Care—2.5%
193,600	Alberto-Culver Company	8,684,896
172,400	The Estee Lauder Companies Inc., Class “A”	7,404,580

		16,089,476

Shares		Value

Common Stocks (continued)
Diversified Manufacturer—1.5%
253,400	Pentair, Inc.	9,472,092

Electrical Components & Equipment—2.1%
415,210	AMETEK, Inc.	13,668,713

Electronics—6.4%
406,400	Amphenol Corporation, Class “A”*	13,951,712
119,690	Dionex Corporation*	6,702,640
90,300	Tektronix, Inc.	2,738,799
93,200	Varian, Inc.*	3,399,936
605,700	Vishay Intertechnology, Inc.*	7,831,701
150,300	Waters Corporation*	6,205,887

		40,830,675

Entertainment—2.9%
182,100	Gaylord Entertainment Company*	6,102,171
525,000	GTECH Holdings Corporation	12,426,750

		18,528,921

Environmental Control—2.5%
222,800	Republic Services, Inc.	6,862,240
204,300	Stericycle Inc.*	9,260,919

		16,123,159

Financial Services—1.9%
54,010	BlackRock, Inc.	3,969,735
134,000	Leucadia National Corporation	7,926,100

		11,895,835

Food—1.1%
161,400	The J. M. Smucker Company	7,182,300

Healthcare Products—6.8%
137,630	Beckman Coulter Inc.	8,188,985
378,600	Edwards Lifesciences Corporation*	12,940,548
139,200	INAMED Corporation*	7,398,480
178,700	ResMed Inc.*	8,398,900
169,300	Varian Medical Systems Inc.*	6,797,395

		43,724,308

Household Products—0.5%
47,950	The Scotts Company*	3,079,349

Insurance—7.0%
176,000	AMBAC Financial Group, Inc.	13,738,560
200,600	Platinum Underwriters Holdings, Ltd.	5,867,550
314,000	Primus Guaranty, Ltd.*	4,129,100

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Insurance (continued)
150,500	Protective Life Corporation	$5,914,650
175,500	RenaissanceRe Holdings Ltd.	8,216,910
91,100	Stancorp Financial Group, Inc.	6,867,118

		44,733,888

Leisure Time—1.7%
240,000	Royal Caribbean Cruises, Ltd.	11,184,000

Lodging—0.9%
115,850	Kerzner International Ltd.*	5,875,912

Machinery—1.8%
249,500	Cognex Corporation	6,387,200
134,820	IDEX Corporation	4,974,858

		11,362,058

Miscellaneous Manufacturer—0.6%
75,200	Clarcor Inc.	3,707,360

Oil & Gas—4.9%
142,300	Newfield Exploration Company*	8,281,860
297,200	Patterson-UTI Energy, Inc.	5,715,156
220,605	Unit Corporation*	8,182,239
282,325	XTO Energy Inc.	9,424,008

		31,603,263

Oil & Gas Services—1.7%
366,500	FMC Technologies, Inc.*	11,079,295

Packaging & Containers—1.1%
286,635	Pactiv Corporation*	6,790,383

Pharmaceuticals—3.5%
413,600	Hospira, Inc.*	13,197,976
427,400	VCA Antech, Inc.*	9,582,308

		22,780,284

Printing & Publishing—1.7%
380,000	Dex Media, Inc.*	8,056,000
77,700	John Wiley & Sons, Inc., Class “A”	2,521,365

		10,577,365

Retail—2.4%
198,900	Advance Auto Parts, Inc.*	7,780,968
269,400	Tiffany & Co.	7,901,502

		15,682,470

Shares		Value

Common Stocks (continued)
Savings & Loans—2.5%
79,500	Golden West Financial Corporation	9,295,140
470,900	NewAlliance Bancshares, Inc.	6,536,092

		15,831,232

Software—5.3%
113,600	Cognos Inc.*	4,488,336
148,600	Global Payments Inc.	8,137,336
247,100	Intuit, Inc.*	11,208,456
290,700	SEI Investments Company	10,462,293

		34,296,421

Telecommunications—7.5%
259,000	Amdocs Ltd.*	6,513,850
148,000	Commonwealth Telephone Enterprises Inc.*	6,753,240
571,395	Nextel Partners Inc., Class “A”*	9,622,292
192,400	NII Holdings, Inc.*	8,517,548
382,700	Scientific-Atlanta, Inc.	10,482,153
218,200	Western Wireless Corporation, Class “A”*	6,358,348

		48,247,431

Textiles—2.6%
161,100	Cintas Corporation	6,949,855
118,000	Mohawk Industries, Inc.*	10,039,440

		16,989,295

Transportation—1.1%
102,000	Landstar System, Inc.*	6,929,880

Total Common Stocks (cost $530,573,596)		613,121,880

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Mid Cap Stock Fund

Investment Portfolio

October 31, 2004

(continued)

Value

Repurchase Agreement—4.6% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 29, 2004 @ 1.72% to be repurchased at $29,796,270 on November 1, 2004, collateralized by $22,915,000 United States Treasury Bonds, 7.5% due November 15, 2016, (market value $30,428,886 including interest) (cost $29,792,000)	$29,792,000

Total Investment Portfolio (cost $560,365,596) (b), 100.1% (a)	642,913,880
Other Assets and Liabilities, net, (0.1%) (a)	(537,721)

Net Assets, 100.0%	$642,376,159

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $560,916,628. Market value includes net unrealized appreciation of $81,997,252 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $85,983,749 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,986,497.

Beginning with the Mid Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—88.5% (a)
Agriculture—1.0%
105,700	Delta & Pine Land Company	$2,782,024

Apparel—0.4%
17,400	Columbia Sportswear Company*	1,050,264

Banks—3.9%
53,561	Bank Mutual Corporation	657,729
88,000	Capital Crossing Bank*	2,420,000
45,800	First BanCorp Puerto Rico	2,497,474
95,000	North Fork Bancorporation, Inc.	4,189,500
80,500	TrustCo Bank Corp NY	1,077,895

		10,842,598

Beverages—1.8%
125,000	Constellation Brands, Inc.*	4,903,750

Biotechnology—1.5%
67,200	Charles River Laboratories International, Inc.*	3,144,288
130,200	deCODE genetics, Inc.*	911,400

		4,055,688

Chemicals—1.4%
155,000	Spartech Corporation	3,906,000

Commercial Services—9.1%
202,900	ADESA, Inc.	4,088,435
49,300	Corrections Corporation of America*	1,713,175
239,000	Interactive Data Corporation*	4,715,470
225,000	MoneyGram International, Inc.	4,185,000
141,000	NCO Group, Inc.*	3,771,750
84,600	SOURCECORP, Inc.*	1,419,588
141,800	StarTek, Inc.	3,920,770
58,750	Viad Corp	1,264,888

		25,079,076

Computers—1.7%
64,375	FactSet Research Systems Inc.	3,208,450
119,950	RadiSys Corporation*	1,592,936

		4,801,386

Distribution/Wholesale—1.8%
50,700	SCP Pool Corporation	1,479,933
88,000	Tech Data Corporation*	3,554,320

		5,034,253

Shares		Value

Common Stocks (continued)
Diversified Manufacturer—3.5%
27,300	Actuant Corporation, Class “A”*	1,082,991
240,000	Federal Signal Corporation	3,988,800
143,400	The Brink’s Company	4,603,140

		9,674,931

Electrical Components & Equipment—1.3%
54,425	Artesyn Technologies, Inc.*	527,922
253,400	General Cable Corporation*	3,116,820

		3,644,742

Electronics—0.8%
41,800	Gentex Corporation	1,379,818
45,000	OYO Geospace Corporation*	794,250

		2,174,068

Engineering & Construction—1.5%
150,000	URS Corporation*	4,140,000

Entertainment—3.9%
261,050	Alliance Gaming Corporation*	2,414,712
458,400	Lions Gate Entertainment Corporation*	4,496,904
45,100	Nevada Gold & Casinos, Inc.*	482,570
70,600	Shuffle Master, Inc.*	2,971,554
24,000	Sunterra Corporation*	255,600

		10,621,340

Environmental Control—2.4%
52,700	Duratek, Inc.*	1,065,858
183,500	IMCO Recycling, Inc.*	2,150,620
108,062	Waste Connections Inc.*	3,406,114

		6,622,592

Healthcare Products—4.7%
66,000	American Medical Systems Holdings, Inc.*	2,448,600
35,125	Cooper Companies, Inc.	2,471,044
49,100	Edwards Lifesciences Corporation*	1,678,238
57,775	INAMED Corporation*	3,070,741
50,900	Respironics, Inc.*	2,600,481
42,000	Sola International Inc.*	805,560

		13,074,664

Healthcare Services—2.0%
106,600	American Healthways, Inc.*	3,217,188
107,000	Horizon Health Corporation*	2,407,500

		5,624,688

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Home Builders—1.8%
454,000	Champion Enterprises, Inc.*	$4,944,060

Home Furnishings—2.5%
131,400	Tempur-Pedic International Inc.*	2,133,936
265,300	Universal Electronics, Inc.*	4,719,687

		6,853,623

Insurance—4.0%
68,950	Direct General Corporation	2,034,025
30,200	Philadelphia Consolidated Holding Corp.*	1,750,996
50,300	Primus Guaranty, Ltd.*	661,445
288,000	Quanta Capital Holdings Ltd.*	2,592,000
99,500	The PMI Group, Inc.	3,862,590

		10,901,056

Internet—1.2%
52,500	eCollege.com*	481,425
73,800	Internet Capital Group, Inc.*	506,268
56,000	Lionbridge Technologies, Inc.*	262,640
82,950	Radware Ltd.*	2,048,865

		3,299,198

Investment Companies—1.5%
226,000	MCG Capital Corporation	4,016,020

Lodging—0.3%
31,100	Monarch Casino & Resort, Inc.*	868,623

Machinery—1.5%
275,400	UNOVA, Inc.*	4,227,390

Memory & Commodity Semiconductors—0.9%
213,300	Integrated Device Technology, Inc.*	2,521,206

Metal Fabricate/Hardware—1.0%
93,000	Kaydon Corporation	2,752,800

Oil & Gas—5.2%
9,000	Energy Partners, Ltd.*	158,040
190,000	Comstock Resources, Inc.*	4,180,000
198,900	Patterson-UTI Energy, Inc.	3,824,847
112,100	Swift Energy Company*	2,718,425
91,625	Unit Corporation*	3,398,371

		14,279,683

Shares		Value

Common Stocks (continued)
Oil & Gas Services—1.1%
43,900	Maverick Tube Corporation*	1,157,643
61,075	Tetra Technologies, Inc.*	1,828,586

		2,986,229

Pharmaceuticals—3.8%
46,800	Dendreon Corporation*	483,912
236,100	KV Pharmaceutical Company, Class “A”*	4,703,112
70,700	Medicis Pharmaceutical, Class “A”	2,875,369
107,500	VCA Antech, Inc.*	2,410,150

		10,472,543

Printing & Publishing—1.9%
158,200	John Wiley & Sons, Inc., Class “A”	5,133,590

REITS—0.9%
216,500	Highland Hospitality Corporation	2,468,100

Retail—7.8%
124,500	Brinker International Inc.*	4,021,350
2,400	Build-A-Bear Workshop, Inc.*	58,584
44,100	Cash America International, Inc.	1,115,730
130,200	CBRL Group, Inc.	4,721,052
115,600	Genesco Inc.*	2,959,360
83,000	Sonic Automotive, Inc.	1,679,090
135,600	Stage Stores Inc.*	4,882,956
75,500	United Auto Group Inc.	2,038,500

		21,476,622

Savings & Loans—0.3%
43,000	BankAtlantic Bancorp, Inc.	752,070

Semiconductor Equipment—1.3%
164,300	ASE Test Ltd.*	992,372
290,000	Axcelis Technologies, Inc.*	2,494,000

		3,486,372

Software—5.6%
53,500	ANSYS, Inc.*	1,476,600
36,175	Avid Technology, Inc.*	1,916,552
427,075	Datastream Systems, Inc.*	2,677,760
125,325	Eclipsys Corporation*	2,126,765
39,100	Global Payments Inc.	2,141,116
413,000	infoUSA Inc.*	4,326,175
106,000	Netsmart Technologies Inc.*	851,180

		15,516,148

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Small Cap Stock Fund

Investment Portfolio

October 31, 2004

(continued)

Shares		Value

Common Stocks (continued)
Telecommunications—2.6%
235,000	CommScope, Inc.*	$4,232,350
128,700	EMS Technologies, Inc.*	2,187,900
23,247	Manitoba Telecom Services Inc. (b)	803,901

		7,224,151

Transportation—0.6%
86,000	OMI Corporation	1,543,700

Total Common Stocks (cost $194,294,326)		243,755,248

Repurchase Agreement—9.1% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 29, 2004 @ 1.72% to be repurchased at $24,997,582 on November 1, 2004, collateralized by $19,225,000 United States Treasury Bonds, 7.5% due November 15, 2016, (market value $25,528,926 including interest) (cost $24,994,000) . . . . . . . . . . . . . . . . . . . . . . . ..		24,994,000

Total Investment Portfolio (cost $219,288,326) (b), 97.6% (a)		268,749,248
Other Assets and Liabilities, net, 2.4% (a). . . . . .		6,726,325

Net Assets, 100.0%. . . . . . . . . . . . . . . . . . . . . . . . .		$275,475,573

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	U.S. dollar denominated.
(c)	The aggregate identified cost for federal income tax purposes purposes is $219,900,609. Market value includes net unrealized appreciation of $48,848,639 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $54,200,561 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,351,922.

Beginning with the Small Cap Stock Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2004

Shares		Value

Common Stocks—89.6% (a)
Agriculture—13.1%
44,800	Altria Group Inc.	$2,171,008
4,200	Imperial Tobacco Group PLC., Sponsored ADR	197,190
11,600	Universal Corporation	531,048
39,350	UST, Inc.	1,619,646

		4,518,892

Auto Manufacturers—0.6%
15,500	Ford Motor Company	201,965

Banks—8.3%
25,860	Bank of America Corporation	1,158,269
22,300	KeyCorp	749,057
5,400	PNC Financial Services Group, Inc.	282,420
13,700	U.S. Bancorp	391,957
5,500	Wachovia Corporation	270,655

		2,852,358

Computers—3.0%
48,425	Electronic Data Systems Corporation	1,030,000

Diversified Manufacturer—2.7%
14,100	General Electric Company	481,092
14,500	Tyco International Ltd.	451,675

		932,767

Electrical Components & Equipment—0.6%
3,075	Emerson Electric Company	196,954

Financial Services—14.2%
15,650	CIT Group Inc.	632,260
25,400	Fannie Mae	1,781,810
36,800	Freddie Mac	2,450,880
137	Piper Jaffray Companies*	5,991

		4,870,941

Food—0.3%
5,700	Safeway Inc.*	103,968

Healthcare Products—1.0%
6,325	Becton, Dickinson and Company	332,062

Healthcare Services—5.8%
13,000	HCA Inc.	477,490
3,000	Humana, Inc.*	57,450
15,080	Laboratory Corporation of America Holdings*	690,664
6,940	Quest Diagnostics Inc.	607,528
13,700	Tenet Healthcare Corporation*	146,864

		1,979,996

Shares		Value

Common Stocks (continued)
Insurance—3.3%
14,400	American International Group, Inc.	874,224
4,700	Marsh & McLennan Companies, Inc.	130,002
4,400	The St. Paul Travelers Companies, Inc.	149,424

		1,153,650

Oil & Gas—10.9%
18,500	ChevronTexaco Corporation	981,610
17,223	ConocoPhillips	1,452,071
7,350	Devon Energy Corporation	543,680
7,150	Kerr-Mcgee Corporation	423,423
4,100	Pioneer Natural Resources Company	132,840
2,400	Pogo Producing Company	110,040
3,200	Transocean Inc.*	112,800

		3,756,464

Pharmaceuticals—10.1%
9,500	AmerisourceBergen Corporation	522,880
35,395	Bristol-Myers Squibb Company	829,305
5,200	Cardinal Health, Inc.	243,100
13,763	Medco Health Solutions, Inc.*	466,703
13,825	Merck & Company, Inc.	432,861
26,905	Pfizer, Inc.	778,900
3,135	Schering-Plough Corporation	56,775
3,325	Wyeth	131,836

		3,462,360

Pipelines—0.7%
28,600	El Paso Corporation	255,684

Retail—8.0%
1,150	Best Buy Company, Inc.	68,103
26,850	Borders Group Inc.	611,912
13,300	Federated Department Stores, Inc.	670,985
15,600	Home Depot, Inc.	640,848
5,800	Lowe’s Companies Inc.	326,424
14,700	Staples Inc.	437,177

		2,755,449

Savings & Loans—7.0%
27,600	Sovereign Bancorp Inc.	597,540
46,800	Washington Mutual, Inc.	1,811,628

		2,409,168

Total Common Stocks (cost $26,321,943)		30,812,678

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust—Value Equity Fund

Investment Portfolio

October 31, 2004

(continued)

Shares	Value

Repurchase Agreement—9.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 29, 2004 @ 1.72% to be repurchased at $3,387,485 on November 1, 2004, collateralized by $2,605,000 United States Treasury Bonds, 7.5% due November 15, 2016, (market value $3,459,186 including interest) (cost $3,387,000)	$3,387,000

Total Investment Portfolio (cost $29,708,943) (b), 99.5% (a)	34,199,678
Other Assets and Liabilities, net, 0.5% (a)	160,756

Net Assets, 100.0%	$34,360,434

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $29,816,804. Market value includes net unrealized appreciation of $4,382,874 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over net unrealized depreciation of $5,094,458 which consists of depreciation for all securities in which there is an excess of tax cost over market value of $711,584.

ADR—American Depository Receipt.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Unrealized Appreciation
8	S&P 500 Index	Dec-04	$20,902

Beginning with the Value Equity Fund’s fiscal quarter ended July 31, 2004, the Trust filed its complete schedule of portfolio holdings with the Securities Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q; the Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov; and the Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2004

(unaudited)

Diversified Growth Fund

Growth Equity Fund

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2004

(unaudited)

International Equity Fund

Mid Cap Stock Fund

Heritage Series Trust

Sector Allocation (% of net assets)

October 31, 2004

(unaudited)

Small Cap Stock Fund

Value Equity Fund

Heritage Income Trust

Understanding Your Fund’s Expenses

(unaudited)

Understanding Your Fund’s Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees and other expenses. Using the tables below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges (loads) or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see the Trust’s prospectus or talk to your financial adviser.

Review Your Fund’s Actual Expenses

The table below shows the actual expenses you would have paid on a $1,000 investment in Heritage Series Trust on May 1, 2004 and held through October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period*
Diversified Growth Fund
Class A	$1,000	$983	$6.90
Class B	$1,000	$980	$10.68
Class C	$1,000	$979	$10.65

Growth Equity Fund
Class A	$1,000	$959	$6.60
Class B	$1,000	$956	$10.28
Class C	$1,000	$956	$10.28

International Equity Fund
Class A	$1,000	$1,069	$9.26
Class B	$1,000	$1,065	$13.13
Class C	$1,000	$1,065	$13.13

Mid Cap Stock Fund
Class A	$1,000	$1,053	$6.18
Class B	$1,000	$1,048	$10.05
Class C	$1,000	$1,048	$10.04

Small Cap Stock Fund
Class A	$1,000	$1,011	$6.53
Class B	$1,000	$1,008	$10.36
Class C	$1,000	$1,007	$10.33

Value Equity Fund
Class A	$1,000	$1,037	$7.42
Class B	$1,000	$1,032	$11.24
Class C	$1,000	$1,032	$11.24

*	See the following page for expense calculation.

Heritage Income Trust

Understanding Your Fund’s Expenses

(unaudited)

(continued)

Hypothetical Example for Comparison Purposes

All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return before ongoing expenses invested at the beginning of the period and held for the entire period. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical	Beginning Account Value May 1, 2004	Ending Account Value October 31, 2004	Expenses Paid During Period*
Diversified Growth Fund
Class A	$1,000	$1,018	$7.02
Class B	$1,000	$1,014	$10.86
Class C	$1,000	$1,014	$10.84

Growth Equity Fund
Class A	$1,000	$1,018	$6.80
Class B	$1,000	$1,014	$10.59
Class C	$1,000	$1,014	$10.59

International Equity Fund
Class A	$1,000	$1,016	$9.02
Class B	$1,000	$1,012	$12.80
Class C	$1,000	$1,012	$12.80

Mid Cap Stock Fund
Class A	$1,000	$1,019	$6.08
Class B	$1,000	$1,015	$9.88
Class C	$1,000	$1,015	$9.88

Small Cap Stock Fund
Class A	$1,000	$1,019	$6.56
Class B	$1,000	$1,015	$10.39
Class C	$1,000	$1,015	$10.37

Value Equity Fund
Class A	$1,000	$1,018	$7.36
Class B	$1,000	$1,014	$11.14
Class C	$1,000	$1,014	$11.14

*	Expenses for the Series Trust are calculated using each funds’ annualized expense ratios for Class A, Class B and Class C shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (366). Annualized expense ratios used for each Fund are as follows:

	Class A	Class B	Class C
Diversified Growth Fund	1.38%	2.15%	2.14%
Growth Equity Fund	1.34%	2.09%	2.09%
International Equity Fund	1.78%	2.53%	2.53%
Mid Cap Stock Fund	1.20%	1.95%	1.95%
Small Cap Stock Fund	1.29%	2.05%	2.05%
Value Equity Fund	1.45%	2.20%	2.20%

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2004

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund
Assets
Investments, at value (identified cost $138,379,035, $181,207,937 and $68,439,906, respectively)	$160,130,127	$193,685,152	$75,245,220
Repurchase agreement, at value (identified cost is the same as value)	10,290,000	—	—
Cash	184	—	—
Foreign currency (cost $2,633,990 )	—	—	2,659,555
Receivables:
Investments sold	—	2,485,526	2,189,057
Fund shares sold	492,013	53,197	334,184
Dividends and interest	1,475	105,321	132,318
Foreign taxes recoverable	—	—	31,890
Deferred state qualification expenses	17,649	19,883	8,587
Prepaid insurance	4,159	5,379	3,447

Total assets	$170,935,607	$196,354,458	$80,604,258

Liabilities
Payables:
Investments purchased	$3,746,108	$80,000	$2,284,143
Due to the custodian	—	29,199	2,580
Fund shares redeemed	160,364	949,780	151,460
Accrued management fee	113,045	123,965	42,721
Accrued distribution fees	87,663	100,178	46,655
Accrued shareholder servicing fee	19,180	49,956	9,200
Accrued fund accounting fee	5,600	6,000	13,250
Unrealized depreciation of forward currency contracts	—	—	16,047
Other accrued expenses	42,107	45,066	63,697

Total liabilities	4,174,067	1,384,144	2,629,753

Net assets	$166,761,540	$194,970,314	$77,974,505

Net Assets
Net assets consist of:
Paid-in capital	$137,822,742	$300,600,022	$70,765,689
Undistributed net investment income	—	—	807,042
Accumulated net realized gain (loss)	7,187,706	(118,106,923)	(419,431)
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	21,751,092	12,477,215	6,821,205

Net assets	$166,761,540	$194,970,314	$77,974,505

Net assets
Class A shares	$79,914,086	$102,780,699	$28,588,270
Class B shares	21,648,819	23,171,179	2,017,491
Class C shares	65,198,635	69,018,436	47,368,744

Total	$166,761,540	$194,970,314	$77,974,505

Shares of beneficial interest outstanding
Class A shares	3,163,073	4,154,569	1,364,660
Class B shares	901,333	1,015,289	102,618
Class C shares	2,713,930	3,024,739	2,409,049

Total	6,778,336	8,194,597	3,876,327

Net Asset Value—offering and redemption price per share Class A shares	$25.26	$24.74	$20.95

Maximum offering price per Class A share (100/95.25 of $25.26, $24.74 and $20.95), respectively.	$26.52	$25.97	$21.99

Class B shares	$24.02	$22.82	$19.66

Class C shares	$24.02	$22.82	$19.66

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Assets and Liabilities

October 31, 2004

(continued)

	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Assets
Investments, at value (identified cost $530,573,596, $194,294,326 and $26,321,943, respectively)	$613,121,880	$243,755,248	$30,812,678
Repurchase agreement, at value (identified cost is the same as value)	29,792,000	24,994,000	3,387,000
Cash	250	124	175
Initial futures margin deposit	—	—	128,000
Receivables:
Investments sold	5,981,503	3,310,146	21,912
Fund shares sold	4,270,392	7,393,862	23,348
Dividends and interest	75,893	50,556	64,531
Futures variation margin	—	—	5,400
Deferred state qualification expenses	21,809	10,572	12,422
Prepaid insurance	5,835	4,530	3,132

Total assets	$653,269,562	$279,519,038	$34,458,598

Liabilities
Payables:
Investments purchased	$8,918,608	$3,173,438	$—
Fund shares redeemed	1,134,516	503,322	31,522
Accrued management fee	386,761	175,559	—
Accrued distribution fees	298,882	112,105	20,092
Accrued shareholder servicing fee	82,925	27,191	6,012
Accrued fund accounting fee	5,700	5,800	4,800
Other accrued expenses	66,011	46,050	35,738

Total liabilities	10,893,403	4,043,465	98,164

Net assets	$642,376,159	$275,475,573	$34,360,434

Net Assets
Net assets consist of:
Paid-in capital	$564,980,307	$211,614,755	$36,860,563
Undistributed net investment income	—	—	145,349
Accumulated net realized gain (loss)	(5,152,432)	14,399,896	(7,157,115)
Net unrealized appreciation on investments and futures contracts	82,548,284	49,460,922	4,511,637

Net assets	$642,376,159	$275,475,573	$34,360,434

Net assets
Class A shares	$370,254,493	$182,137,682	$13,615,352
Class B shares	57,888,214	14,956,870	3,367,377
Class C shares	214,233,452	78,381,021	17,377,705

Total	$642,376,159	$275,475,573	$34,360,434

Shares of beneficial interest outstanding
Class A shares	15,071,424	5,657,530	774,604
Class B shares	2,500,497	503,849	196,923
Class C shares	9,249,897	2,639,082	1,015,953

Total	26,821,818	8,800,461	1,987,480

Net Asset Value—offering and redemption price per share Class A shares	$24.57	$32.19	$17.58

Maximum offering price per Class A share (100/95.25 of $24.57, $32.19 and $17.58), respectively.	$25.80	$33.80	$18.46

Class B shares	$23.15	$29.69	$17.10

Class C shares	$23.16	$29.70	$17.10

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Operations

For the Fiscal Year Ended October 31, 2004

	Diversified Growth Fund	Growth Equity Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Value Equity Fund
Investment Income
Income:
Dividends	$591,195	$2,215,954	$1,323,165 (a)	$2,682,541	$1,621,460	$773,041
Interest	112,330	10,946	87,416	197,744	175,549	34,058

Total income	703,525	2,226,900	1,410,581	2,880,285	1,797,009	807,099
Expenses:
Management fee	1,263,720	2,040,573	687,299	3,838,418	1,759,683	243,962
Distribution fee (Class A)	173,535	383,470	68,713	687,017	341,462	32,415
Distribution fee (Class B)	222,910	290,310	17,963	563,074	149,906	32,131
Distribution fee (Class C)	601,243	896,573	394,486	1,817,229	663,825	163,490
Shareholder servicing fees	189,953	451,928	76,703	690,018	271,910	47,669
Custodian fee	21,550	61,810	287,123	48,402	32,825	15,308
Fund accounting fee	64,126	64,561	74,141	64,402	64,619	54,135
Professional fees	80,695	79,371	91,063	78,645	79,696	79,265
State qualification expenses	51,058	47,269	45,951	65,648	47,976	37,453
Federal registration expense	2,339	—	1,501	15,089	6,843	528
Reports to shareholders	28,082	36,165	20,794	48,691	27,943	21,441
Trustees’ fees and expenses	16,751	16,751	16,751	16,751	16,751	16,751
Other	7,745	15,230	5,619	10,572	41,409	5,167

Total expenses before waiver	2,723,707	4,384,011	1,788,107	7,943,956	3,504,848	749,715
Fees waived by Manager	—	—	(255,378)	—	—	(131,340)

Total expenses after waiver	2,723,707	4,384,011	1,532,729	7,943,956	3,504,848	618,375

Net investment income (loss)	(2,020,182)	(2,157,111)	(122,148)	(5,063,671)	(1,707,839)	188,724

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	10,039,670	20,213,073	8,126,111	43,858,578	19,753,261	594,291
Net realized gain from futures transactions	—	—	—	—	—	89,250
Net realized gain from foreign currency transactions	—	—	38,379	—	—	—
Net unrealized appreciation (depreciation) of investments during the fiscal year	(1,127,347)	(34,516,679)	1,825,187	22,465,233	1,619,772	2,107,376
Net unrealized appreciation on the translation of assets and liabilities denominated in foreign currencies	—	—	15,891	—	—	—
Net unrealized appreciation on futures contracts	—	—	—	—	—	20,902

Net gain (loss) on investments	8,912,323	(14,303,606)	10,005,568	66,323,811	21,373,033	2,811,819

Net increase (decrease) in net assets resulting from operations	$6,892,141	$(16,460,717)	$9,883,420	$61,260,140	$19,665,194	$3,000,543

(a)	Net of $158,224 foreign withholding taxes.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Diversified Growth Fund	October 31, 2004	October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(2,020,182)	$(1,711,724)
Net realized gain from investment transactions	10,039,670	13,515,441
Net unrealized appreciation (depreciation) of investments during the fiscal year .	(1,127,347)	18,392,019

Net increase in net assets resulting from operations	6,892,141	30,195,736
Increase in net assets from Fund share transactions	26,244,067	10,507,715

Increase in net assets	33,136,208	40,703,451
Net assets, beginning of fiscal year	133,625,332	92,921,881

Net assets, end of fiscal year	$166,761,540	$133,625,332

	For the Fiscal Years Ended
Growth Equity Fund	October 31, 2004	October 31, 2003
Increase (decrease) in net assets:
Operations:
Net investment loss	$(2,157,111)	$(1,363,649)
Net realized gain from investment transactions	20,213,073	7,692,166
Net unrealized appreciation (depreciation) of investments during the fiscal year	(34,516,679)	33,954,388

Net increase (decrease) in net assets resulting from operations	(16,460,717)	40,282,905
Increase (decrease) in net assets from Fund share transactions .	(76,442,542)	25,188,131

Increase (decrease) in net assets	(92,903,259)	65,471,036
Net assets, beginning of fiscal year	287,873,573	222,402,537

Net assets, end of fiscal year	$194,970,314	$287,873,573

	For the Fiscal Years Ended
International Equity Fund	October 31, 2004	October 31, 2003
Increase in net assets:
Operations:
Net investment income (loss)	$(122,148)	$45,057
Net realized gain from investment transactions	8,126,111	1,884,395
Net realized gain (loss) from foreign currency transactions	38,379	(180,323)
Net unrealized appreciation of investments during the fiscal year	1,825,187	6,137,214
Net unrealized appreciation (depreciation) on the translation of assets and liabilities denominated in foreign currencies during the fiscal year	15,891	(53,456)

Net increase in net assets resulting from operations	9,883,420	7,832,887
Distributions to shareholders from:
Net investment income Class A shares, ($0.15 per share).	(210,635)	—
Net investment income Class B shares, ($0.07 per share)	(6,122)	—
Net investment income Class C shares, ($0.07 per share)	(130,538)	—

Net distributions to shareholders	(347,295)	—
Increase in net assets from Fund share transactions	18,049,593	23,296,309

Increase in net assets	27,585,718	31,129,196
Net assets, beginning of fiscal year	50,388,787	19,259,591

Net assets, end of period (including undistributed net investment income of $807,092 and $37,534, respectively)	$77,974,505	$50,388,787

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

(continued)

Statements of Changes in Net Assets

	For the Fiscal Years Ended
Mid Cap Stock Fund	October 31, 2004	October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(5,063,671)	$(3,689,724)
Net realized gain from investment transactions	43,858,578	367,131
Net unrealized appreciation of investments during the fiscal year	22,465,233	69,419,814

Net increase in net assets resulting from operations	61,260,140	66,097,221
Increase in net assets from Fund share transactions	162,676,034	39,891,713

Increase in net assets	223,936,174	105,988,934
Net assets, beginning of fiscal year	418,439,985	312,451,051

Net assets, end of fiscal year	$642,376,159	$418,439,985

	For the Fiscal Years Ended
Small Cap Stock Fund	October 31, 2004	October 31, 2003
Increase in net assets:
Operations:
Net investment loss	$(1,707,839)	$(1,640,792)
Net realized gain (loss) from investment transactions	19,753,261	(301,487)
Net unrealized appreciation of investments during the fiscal year	1,619,772	48,490,931

Net increase in net assets resulting from operations	19,665,194	46,548,652
Increase (decrease) in net assets from Fund share transactions	74,408,815	(1,579,785)

Increase in net assets	94,074,009	44,968,867
Net assets, beginning of fiscal year .	181,401,564	136,432,697

Net assets, end of fiscal year	$275,475,573	$181,401,564

	For the Fiscal Years Ended
Value Equity Fund	October 31, 2004	October 31, 2003
Increase in net assets:
Operations:
Net investment income	$188,724	$132,609
Net realized gain (loss) from investment transactions	594,291	(1,859,906)
Net realized gains from futures transactions	89,250	—
Net unrealized appreciation of investments during the fiscal year	2,107,376	5,637,584
Net unrealized appreciation of investments in futures contracts during the fiscal year . . . . .	20,902	—

Net increase in net assets resulting from operations	3,000,543	3,910,287
Distributions to shareholders from:
Net investment income Class A shares, ($0.14 and $0.07 per share, respectively)	(97,586)	(51,972)
Net investment income Class B shares, ($0.06 per share)	(12,029)	—
Net investment income Class C shares, ($0.06 per share).	(60,360)	—

Net distributions to shareholders	(169,975)	(51,972)
Increase in net assets from Fund share transactions .	5,739,352	59,904

Increase in net assets	8,569,920	3,918,219
Net assets, beginning of fiscal year	25,790,514	21,872,295

Net assets, end of fiscal year (including undistributed net investment income of $145,349 and $126,600, respectively)	$34,360,434	$25,790,514

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Diversified Growth Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*						Class B Shares*						Class C Shares*
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2004	2003	2002	2001	2000		2004	2003	2002	2001	2000		2004	2003	2002	2001	2000
Net asset value, beginning of fiscal year	$23.92	$18.21	$17.98	$27.46	$20.80		$22.92	$17.57	$17.48	$26.98	$20.61		$22.92	$17.57	$17.48	$26.98	$20.61

Income from Investment Operations:
Net investment loss	(0.23)	(0.23)	(0.23)	(0.13)	(0.24	)(a)	(0.40)	(0.37)	(0.37)	(0.28)	(0.43	)(a)	(0.40)	(0.37)	(0.37)	(0.28)	(0.43	)(a)
Net realized and unrealized gain (loss) on investments	1.57	5.94	0.46	(5.82)	9.10		1.50	5.72	0.46	(5.69)	9.00		1.50	5.72	0.46	(5.69)	9.00

Total from Investment Operations	1.34	5.71	0.23	(5.95)	8.86		1.10	5.35	0.09	(5.97)	8.57		1.10	5.35	0.09	(5.97)	8.57

Less Distributions:
Distributions from net realized gains	—	—	—	(3.53)	(2.20)		—	—	—	(3.53)	(2.20)		—	—	—	(3.53)	(2.20)

Net asset value, end of fiscal year	$25.26	$23.92	$18.21	$17.98	$27.46		$24.02	$22.92	$17.57	$17.48	$26.98		$24.02	$22.92	$17.57	$17.48	$26.98

Total Return (%) (b)	5.60	31.36	1.28	(23.66)	44.87		4.80	30.45	0.51	(24.23)	43.80		4.80	30.45	0.51	(24.23)	43.80

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.38	1.48	1.45	1.47	1.57	(a)	2.13	2.23	2.20	2.22	2.32	(a)	2.13	2.23	2.20	2.22	2.32	(a)
Without expenses waived/recovered (%)	1.38	1.48	1.45	1.47	1.48		2.13	2.23	2.20	2.22	2.23		2.13	2.23	2.20	2.22	2.22
Net investment loss to average daily net assets (%)	(0.92)	(1.14)	(1.13)	(0.63)	(0.88)		(1.67)	(1.89)	(1.88)	(1.39)	(1.64)		(1.68)	(1.89)	(1.88)	(1.39)	(1.62)
Portfolio turnover rate (%)	92	152	201	249	252		92	152	201	249	252		92	152	201	249	252
Net assets, end of fiscal year ($ millions)	80	60	41	38	50		22	22	16	15	19		65	52	36	30	38

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Growth Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of fiscal year	$26.06	$22.18	$27.20	$50.91	$43.44	$24.22	$20.77	$25.66	$48.87	$42.17	$24.21	$20.77	$25.65	$48.86	$42.15

Income from Investment Operations:
Net investment loss	(0.12)	(0.05)	(0.10)	(0.18)	(0.39)	(0.30)	(0.21)	(0.28)	(0.40)	(0.77)	(0.30)	(0.21)	(0.28)	(0.40)	(0.76)
Net realized and unrealized gain (loss) on investments	(1.20)	3.93	(4.92)	(14.92)	13.33	(1.10)	3.66	(4.61)	(14.20)	12.94	(1.09)	3.65	(4.60)	(14.20)	12.94

Total from Investment Operations	(1.32)	3.88	(5.02)	(15.10)	12.94	(1.40)	3.45	(4.89)	(14.60)	12.17	(1.39)	3.44	(4.88)	(14.60)	12.18

Less Distributions:
Distributions from net realized gains	—	—	—	(8.61)	(5.47)	—	—	—	(8.61)	(5.47)	—	—	—	(8.61)	(5.47)

Net asset value, end of fiscal year	$24.74	$26.06	$22.18	$27.20	$50.91	$22.82	$24.22	$20.77	$25.66	$48.87	$22.82	$24.21	$20.77	$25.65	$48.86

Total Return (%) (a)	(5.07)	17.49	(18.46)	(34.31)	31.04	(5.78)	16.61	(19.06)	(34.82)	30.05	(5.74)	16.62	(19.03)	(34.82)	30.09

Ratios and Supplemental Data
Expenses to average daily net assets	1.28	1.30	1.26	1.22	1.19	2.03	2.05	2.01	1.97	1.94	2.03	2.05	2.01	1.97	1.94
Net investment loss to average daily net assets (%).	(0.46)	(0.22)	(0.37)	(0.53)	(0.73)	(1.22)	(0.96)	(1.12)	(1.28)	(1.48)	(1.22)	(0.97)	(1.12)	(1.28)	(1.48)
Portfolio turnover rate (%)	122	177	158	205	392	122	177	158	205	392	122	177	158	205	392
Net assets, end of fiscal year ($ millions)	103	166	117	93	135	23	29	27	40	45	69	93	78	92	141

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — International Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*						Class B Shares*						Class C Shares*
	For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31						For the Fiscal Years Ended October 31
	2004	2003	2002		2001	2000	2004	2003	2002		2001	2000	2004	2003	2002		2001	2000
Net asset value, beginning of fiscal year	$17.93	$14.68	$17.14		$27.41	$31.56	$16.89	$13.94	$16.39		$26.49	$30.83	$16.89	$13.94	$16.39		$26.48	$30.83

Income from Investment Operations:
Net investment income (loss)	0.05	0.10	(0.09	)(a)	(0.13)	(0.22)	(0.09)	(0.03)	(0.20	)(a)	(0.29)	(0.43)	(0.09)	(0.03)	(0.20	)(a)	(0.28)	(0.44)
Net realized and unrealized gain (loss) on investments	3.12	3.15	(2.37)		(7.83)	0.51	2.93	2.98	(2.25)		(7.50)	0.53	2.93	2.98	(2.25)		(7.50)	0.53

Total from Investment Operations	3.17	3.25	(2.46)		(7.96)	0.29	2.84	2.95	(2.45)		(7.79)	0.10	2.84	2.95	(2.45)		(7.78)	0.09

Less Distributions:
Dividends from net investment income	(0.15)	—	—		—	—	(0.07)	—	—		—	—	(0.07)	—	—		—	—
Distributions from net realized gains	—	—	—		(2.31)	(4.44)	—	—	—		(2.31)	(4.44)	—	—	—		(2.31)	(4.44)

Total Distributions	(0.15)	—	—		(2.31)	(4.44)	(0.07)	—	—		(2.31)	(4.44)	(0.07)	—	—		(2.31)	(4.44)

Net asset value, end of fiscal year	$20.95	$17.93	$14.68		$17.14	$27.41	$19.66	$16.89	$13.94		$16.39	$26.49	$19.66	$16.89	$13.94		$16.39	$26.48

Total Return (%) (b)	17.74	22.14	(14.35)		(31.37)	(1.31)	16.85	21.16	(14.95)		(31.86)	(2.00)	16.85	21.16	(14.95)		(31.83)	(2.04)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.78	1.78	1.85	(a)	1.90	1.97	2.53	2.53	2.60	(a)	2.65	2.72	2.53	2.53	2.60	(a)	2.65	2.72
Without expenses waived (%)	2.15	2.43	2.81		2.16	1.97	2.90	3.18	3.56		2.91	2.72	2.90	3.18	3.56		2.91	2.72
Net investment income (loss) to average daily net assets (%)	0.24	0.63	(0.54)		(0.63)	(0.71)	(0.46)	(0.17)	(1.30)		(1.36)	(1.46)	(0.46)	(0.25)	(1.30)		(1.36)	(1.45)
Portfolio turnover rate (%)	162	133	234		174	67	162	133	237		174	67	162	133	234		174	67
Net assets, end of fiscal year ($ millions)	29	23	7		5	10	2	1	1		1	1	47	26	11		5	8

*	Per share amounts have been calculated using the monthly average share method.
(a)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, Class B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, Class B and Class C shares were 1.78%, 2.53% and 2.53%, respectively.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Mid Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31							For the Fiscal Years Ended October 31
	2004	2003	2002		2001		2000	2004	2003	2002		2001		2000	2004	2003	2002		2001		2000
Net asset value, beginning of fiscal year	$21.67	$17.99	$20.21		$23.19		$16.56	$20.58	$17.21	$19.50		$22.66		$16.32	$20.59	$17.22	$19.51		$22.67		$16.32

Income from Investment Operations:
Net investment loss	(0.15)	(0.14)	(0.19	)(a)	(0.21	)(a)	(0.24)	(0.30)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)	(0.31)	(0.27)	(0.33	)(a)	(0.35	)(a)	(0.39)
Net realized and unrealized gain (loss) on investments	3.05	3.82	(1.44)		1.34		7.17	2.87	3.64	(1.37)		1.30		7.03	2.88	3.64	(1.37)		1.30		7.04

Total from Investment Operations	2.90	3.68	(1.63)		1.13		6.93	2.57	3.37	(1.70)		0.95		6.64	2.57	3.37	(1.70)		0.95		6.65

Less Distributions:
Distributions from net realized gains	—	—	(0.59)		(4.11)		(0.30)	—	—	(0.59)		(4.11)		(0.30)	—	—	(0.59)		(4.11)		(0.30)

Net asset value, end of fiscal year	$24.57	$21.67	$17.99		$20.21		$23.19	$23.15	$20.58	$17.21		$19.50		$22.66	$23.16	$20.59	$17.22		$19.51		$22.67

Total Return (%) (b)	13.38	20.46	(8.50)		6.70		42.30	12.49	19.58	(9.18)		5.93		41.13	12.48	19.57	(9.18)		5.93		41.19

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.20	1.28	1.27	(a)	1.55	(a)	1.55	1.95	2.03	2.02	(a)	2.30	(a)	2.30	1.95	2.03	2.02	(a)	2.30	(a)	2.30
Without expenses waived/recovered (%)	1.20	1.28	1.27		1.50		1.63	1.95	2.03	2.01		2.25		2.38	1.95	2.03	2.01		2.25		2.38
Net investment loss to average daily net assets (%)	(0.64)	(0.72)	(0.88)		(1.04)		(1.13)	(1.38)	(1.47)	(1.64)		(1.80)		(1.87)	(1.39)	(1.46)	(1.64)		(1.80)		(1.88)
Portfolio turnover rate (%)	124	163	171		218		265	124	163	171		218		265	124	163	171		218		265
Net assets, end of fiscal year ($ millions)	370	217	174		56		23	58	53	39		13		4	214	149	100		31		12

*	Per share amounts have been calculated using the monthly average share method.
(a)	The fiscal years ended October 31, 2002 and 2001 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Small Cap Stock Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of fiscal year	$29.00	$21.36	$24.41	$29.17	$23.21	$26.95	$19.99	$23.11	$27.97	$22.41	$26.96	$20.00	$23.12	$27.98	$22.42

Income from Investment Operations:
Net investment income (loss)	(0.16)	(0.19)	0.02	(0.11)	(0.12)	(0.37)	(0.35)	(0.15)	(0.29)	(0.33)	(0.36)	(0.35)	(0.15)	(0.29)	(0.32)
Net realized and unrealized gain (loss) on investments	3.35	7.83	(1.48)	(1.70)	6.08	3.11	7.31	(1.38)	(1.62)	5.89	3.10	7.31	(1.38)	(1.62)	5.88

Total from Investment Operations	3.19	7.64	(1.46)	(1.81)	5.96	2.74	6.96	(1.53)	(1.91)	5.56	2.74	6.96	(1.53)	(1.91)	5.56

Less Distributions:
Distributions from net realized gains	—	—	(1.59)	(2.95)	—	—	—	(1.59)	(2.95)	—	—	—	(1.59)	(2.95)	—

Net asset value, end of fiscal year	$32.19	$29.00	$21.36	$24.41	$29.17	$29.69	$26.95	$19.99	$23.11	$27.97	$29.70	$26.96	$20.00	$23.12	$27.98

Total Return (%) (a)	11.00	35.77	(6.98)	(6.40)	25.68	10.17	34.82	(7.72)	(7.10)	24.81	10.16	34.79	(7.72)	(7.10)	24.80

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.33	1.30	1.30	1.30	1.30	2.08	2.05	2.05	2.05	2.05	2.08	2.05	2.05	2.05	2.05
Without expenses waived (%)	1.33	1.42	1.34	1.33	1.30	2.08	2.17	2.09	2.08	2.05	2.08	2.17	2.09	2.08	2.05
Net investment income (loss) to average daily net assets (%)	(0.50)	(0.83)	0.06	(0.42)	(0.44)	(1.26)	(1.58)	(0.64)	(1.17)	(1.19)	(1.26)	(1.58)	(0.66)	(1.17)	(1.18)
Portfolio turnover rate (%)	59	45	54	85	85	59	45	54	85	85	59	45	54	85	85
Net assets, end of fiscal year ($ millions)	182	111	83	92	107	15	14	10	10	10	78	57	43	44	51

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust — Value Equity Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31					For the Fiscal Years Ended October 31
	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000	2004	2003	2002	2001	2000
Net asset value, beginning of fiscal year	$16.00	$13.43	$16.99	$20.49	$18.33	$15.62	$13.15	$16.70	$20.16	$18.06	$15.62	$13.16	$16.69	$20.16	$18.06

Income from Investment Operations:
Net investment income (loss)	0.18	0.14	0.10	0.19	0.21	0.05	0.04	(0.02)	0.02	0.07	0.05	0.04	(0.02)	0.04	0.07
Net realized and unrealized gain (loss) on investments	1.54	2.50	(3.59)	(2.42)	2.48	1.49	2.43	(3.53)	(2.35)	2.45	1.49	2.42	(3.51)	(2.38)	2.45

Total from Investment Operations	1.72	2.64	(3.49)	(2.23)	2.69	1.54	2.47	(3.55)	(2.33)	2.52	1.54	2.46	(3.53)	(2.34)	2.52

Less Distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.07)	(0.30)	(0.11)	(0.06)	—	—	(0.16)	—	(0.06)	—	—	(0.16)	—
Distributions from net realized gains	—	—	—	(0.97)	(0.42)	—	—	—	(0.97)	(0.42)	—	—	—	(0.97)	(0.42)

Total Distributions	(0.14)	(0.07)	(0.07)	(1.27)	(0.53)	(0.06)	—	—	(1.13)	(0.42)	(0.06)	—	—	(1.13)	(0.42)

Net asset value, end of fiscal year	$17.58	$16.00	$13.43	$16.99	$20.49	$17.10	$15.62	$13.15	$16.70	$20.16	$17.10	$15.62	$13.16	$16.69	$20.16

Total Return (%) (a)	10.78	19.78	(20.63)	(11.57)	15.13	9.90	18.78	(21.16)	(12.21)	14.28	9.90	18.69	(21.15)	(12.26)	14.28

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.45	1.45	1.45	1.45	1.45	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20	2.20
Without expenses waived (%)	1.85	2.04	1.72	1.69	1.72	2.60	2.79	2.47	2.44	2.47	2.60	2.79	2.47	2.44	2.47
Net investment income (loss) to average daily net assets (%)	1.03	1.02	0.60	0.94	1.14	0.27	0.29	(0.14)	0.11	0.40	0.29	0.27	(0.15)	0.18	0.40
Portfolio turnover rate (%)	9	123	66	76	95	9	123	66	76	95	9	123	66	76	95
Net assets, end of fiscal year ($ millions)	14	11	10	13	13	3	3	2	2	1	17	12	10	13	12

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust

Notes to Financial Statements

Note 1:	Significant Accounting Policies. Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in six series, the Diversified Growth Fund, the Growth Equity Fund, the International Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Diversified Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The International Equity Fund primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A and Class C shares. Effective February 1, 2004, Class B shares were not available for direct purchase. Class B shares will continue to be available through exchanges and dividend reinvestments as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded. If the security is traded on the Nasdaq Stock Market, the official NASDAQ closing price is used. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, when prices are not reflective of market value, or when a significant event has been recognized with respect to a security, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Effective March 9, 2004, the International Equity Fund began using an independent source to fair value securities based on methods approved by the Board of Trustees. Securities that are quoted in a foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the International Equity Fund calculates its daily net asset value per share. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain

Heritage Series Trust

Notes to Financial Statements

(continued)

(loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Index Futures Contracts: The Value Equity Fund uses index futures contracts to a limited extent. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Futures contracts are valued at their quoted daily settlement prices by the board of trade or exchange by which they are traded. The fund is required to maintain margin deposits through which it buys and sells futures contracts or writes future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund. The aggregate principal amounts of the contracts are not recorded in the financial statements. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation or depreciation until the contracts are closed, when they are recorded as realized futures gains (losses). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss

Heritage Series Trust

Notes to Financial Statements

(continued)

carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the bid price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. There were no covered call options written in any of the Funds during the fiscal year ended October 31, 2004.

Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. There were no options purchased in any of the Funds during the fiscal year ended October 31, 2004.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Heritage Series Trust

Notes to Financial Statements

(continued)

Note 2:	Fund Shares. At October 31, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Diversified Growth Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,283,804	$32,301,743	86,265	$2,062,627	830,552	$20,082,605
Shares redeemed	(614,553)	(15,465,892)	(132,499)	(3,195,043)	(396,125)	(9,541,973)

Net increase (decrease)	669,251	$16,835,851	(46,234)	$(1,132,416)	434,427	$10,540,632

Shares outstanding:
Beginning of fiscal year	2,493,822		947,567		2,279,503

End of fiscal year	3,163,073		901,333		2,713,930

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,411,971	$28,421,786	205,948	$4,063,588	635,978	$12,691,607
Shares redeemed	(1,180,006)	(23,921,827)	(150,831)	(2,855,964)	(408,842)	(7,891,475)

Net increase	231,965	$4,499,959	55,117	$1,207,624	227,136	$4,800,132

Shares outstanding:
Beginning of fiscal year	2,261,857		892,450		2,052,367

End of fiscal year	2,493,822		947,567		2,279,503

Growth Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,440,408	$38,560,709	35,833	$887,618	416,191	$10,299,687
Shares received from Fund merger	322,124	8,816,532	162,348	4,125,251	238,173	6,049,594
Shares redeemed	(3,963,192)	(101,362,002)	(375,412)	(8,855,776)	(1,487,218)	(34,964,155)

Net decrease	(2,200,660)	$(53,984,761)	(177,231)	$(3,842,907)	(832,854)	$(18,614,874)

Shares outstanding:
Beginning of fiscal year	6,355,229		1,192,520		3,857,593

End of fiscal year	4,154,569		1,015,289		3,024,739

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,661,005	$62,080,185	166,608	$3,662,191	930,863	$20,566,899
Shares redeemed	(1,598,038)	(37,323,185)	(250,833)	(5,361,999)	(852,650)	(18,435,960)

Net increase (decrease)	1,062,967	$24,757,000	(84,225)	$(1,699,808)	78,213	$2,130,939

Shares outstanding:
Beginning of fiscal year	5,292,262		1,276,745		3,779,380

End of fiscal year	6,355,229		1,192,520		3,857,593

International Equity Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	822,448	$16,156,244	35,518	$652,816	1,115,397	$20,359,090
Shares issued on reinvestment of distributions	9,797	187,619	310	5,596	6,788	122,733
Shares redeemed	(737,793)	(14,265,252)	(14,489)	(266,500)	(266,565)	(4,902,753)

Net increase	94,452	$2,078,611	21,339	$391,912	855,620	$15,579,070

Shares outstanding:
Beginning of fiscal year	1,270,208		81,279		1,553,429

End of fiscal year	1,364,660		102,618		2,409,049

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,731,682	$57,426,260	52,723	$778,569	981,350	$14,631,362
Shares redeemed	(2,952,944)	(45,752,152)	(17,100)	(247,222)	(246,420)	(3,540,508)

Net increase	778,738	$11,674,108	35,623	$531,347	734,930	$11,090,854

Shares outstanding:
Beginning of fiscal year	491,470		45,656		818,499

End of fiscal year	1,270,208		81,279		1,553,429

Heritage Series Trust

Notes to Financial Statements

(continued)

Mid Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	7,380,370	$173,167,713	212,929	$4,593,048	3,165,821	$69,748,380
Shares redeemed	(2,332,922)	(54,047,340)	(267,117)	(5,835,738)	(1,135,325)	(24,950,029)

Net increase (decrease)	5,047,448	$119,120,373	(54,188)	$(1,242,690)	2,030,496	$44,798,351

Shares outstanding:
Beginning of fiscal year	10,023,976		2,554,685		7,219,401

End of fiscal year	15,071,424		2,500,497		9,249,897

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,539,344	$86,912,960	728,698	$13,224,248	2,715,464	$49,549,067
Shares redeemed	(4,186,285)	(78,971,057)	(435,034)	(7,737,226)	(1,278,590)	(23,086,279)

Net increase	353,059	$7,941,903	293,664	$5,487,022	1,436,874	$26,462,788

Shares outstanding:
Beginning of fiscal year	9,670,917		2,261,021		5,782,527

End of fiscal year	10,023,976		2,554,685		7,219,401

Small Cap Stock Fund

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,543,574	$81,326,669	58,779	$1,676,185	831,936	$24,201,478
Shares redeemed	(717,885)	(22,488,981)	(61,671)	(1,789,357)	(292,791)	(8,517,179)

Net increase (decrease)	1,825,689	$58,837,688	(2,892)	$(113,172)	539,145	$15,684,299

Shares outstanding:
Beginning of fiscal year	3,831,841		506,741		2,099,937

End of fiscal year	5,657,530		503,849		2,639,082

Heritage Series Trust

Notes to Financial Statements

(continued)

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,010,432	$23,899,582	96,020	$2,166,723	306,429	$6,829,053
Shares redeemed	(1,075,602)	(24,804,144)	(112,465)	(2,312,371)	(344,226)	(7,358,628)

Net decrease	(65,170)	$(904,562)	(16,445)	$(145,648)	(37,797)	$(529,575)

Shares outstanding:
Beginning of fiscal year	3,897,011		523,186		2,137,734

End of fiscal year	3,831,841		506,741		2,099,937

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	219,801	$3,721,729	38,172	$635,457	396,294	$6,449,332
Shares issued on reinvestment of distributions	5,582	91,539	715	11,478	3,571	57,354
Shares redeemed	(157,192)	(2,666,029)	(28,085)	(469,493)	(125,147)	(2,092,015)

Net increase	68,191	$1,147,239	10,802	$177,442	274,718	$4,414,671

Shares outstanding:
Beginning of fiscal year	706,413		186,121		741,235

End of fiscal year	774,604		196,923		1,015,953

Transactions in Class A, B and C shares of the Fund during the fiscal year ended October 31, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	133,915	$1,960,482	77,371	$1,116,302	122,895	$1,748,497
Shares issued on reinvestment of distributions	3,662	49,255	—	—	—	—
Shares redeemed	(152,669)	(2,120,861)	(29,757)	(400,287)	(168,965)	(2,293,484)

Net increase (decrease)	(15,092)	$(111,124)	47,614	$716,015	(46,070)	$(544,987)

Shares outstanding:
Beginning of fiscal year	721,505		138,507		787,305

End of fiscal year	706,413		186,121		741,235

Heritage Series Trust

Notes to Financial Statements

(continued)

Note 3:	Purchases and Sales of Securities. For the fiscal year ended October 31, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Diversified Growth Fund	$160,355,054	$131,373,552
Growth Equity Fund	330,558,474	409,314,644
International Equity Fund	124,463,226	105,922,078
Mid Cap Stock Fund	772,420,102	620,416,517
Small Cap Stock Fund	174,975,095	119,878,946
Value Equity Fund	6,633,143	2,757,636

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Funds agreed to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly.

	Initial Management Fee	Break Point	Subsequent Management Fee
Diversified Growth Fund (a)	1.00%	$50 million	0.75%
Growth Equity Fund	0.75%	None	—
International Equity Fund (a)	1.00%	$100 million	0.80%
Mid Cap Stock Fund	0.75%	None	—
Small Cap Stock Fund (a)	1.00%	$50 million	0.75%
Value Equity Fund	0.75%	None	—

(a)	The Diversified Growth Fund, International Equity Fund and Small Cap Stock Fund have a management fee break point. When average daily net assets exceed each Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the breakpoint.

Effective September 1, 2004, the Trust’s Investment Advisory and Administrative Agreements with Heritage were amended to include additional management fee break points as follows:

	Additional Break Point	Subsequent Management Fee
Diversified Growth Fund	$500 million	0.70%
	$1 billion	0.65%
Growth Equity Fund	$1 billion	0.70%
International Equity Fund	$1 billion	0.70%
Mid Cap Stock Fund	$500 million	0.70%
	$1 billion	0.65%
Value Equity Fund	$500 million	0.70%

Heritage Series Trust

Notes to Financial Statements

(continued)

For the two month period ended October 31, 2004, during which the amended Trust’s Investment Advisory and Administrative Agreements were in place, the Mid Cap Stock Fund was the only fund in the Trust to exceed the additional break point.

The Manager contractually waived its management fee and, if necessary, reimbursed each Fund to the extent that Class A, B and C shares annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2004 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Diversified Growth Fund	1.60%	2.35%
Growth Equity Fund	1.35%	2.10%
International Equity Fund	1.78%	2.53%
Mid Cap Stock Fund	1.45%	2.20%
Small Cap Stock Fund	1.40%	2.15%
Value Equity Fund	1.45%	2.20%

If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal years ending October 31, 2006 and 2005, respectively, each Fund may be required to pay the Manager a portion or all of the waived management fees for the following funds in the amount indicated.

	2006	2005
International Equity Fund	$255,378	$202,753
Small Cap Stock Fund	—	176,172
Value Equity Fund	131,340	129,328

No management fees were recovered from the Trust for the fiscal year ended October 31, 2004.

The Manager entered into a subadvisory agreement with Julius Baer Investment Management Inc. (“Julius Baer”) to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager.

The Manager entered into a subadvisory agreement with Dreman Value Management, LLC (“Dreman”) to provide to the Value Equity Fund investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for a fee payable by the Manager. Eagle Asset Management, Inc. (“Eagle”), serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

The Manager has entered into agreements with Eagle (with respect to Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and Value Equity Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 0.50% of the Fund’s average daily net assets without regard to any reduction due to the imposition of expense limitations.

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A shares Distribution Plan of up

Heritage Series Trust

Notes to Financial Statements

(continued)

to 0.35% of the average daily net assets. However, at the present time the Board of Trustees has authorized payments of only 0.25% of average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Manager also is the Fund Accountant and Shareholder Servicing Agent for Diversified Growth Fund, Growth Equity Fund, Mid Cap Stock Fund, Small Cap Stock Fund, and Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for International Equity Fund. For providing Shareholder Servicing and Fund Accounting Services the Manager is reimbursed for expenses incurred plus an additional amount up to 10%.

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds. In addition, each independent Trustee that serves on the Audit Committee or Compliance Committee will receive $500 for attendance at their respective meeting (in person or telephonic). The Lead Independent Trustee, the Audit Committee Chair, and the Compliance Committee Chair each will receive an annual retainer of $2,500 in addition to meeting fees. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Total front-end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the “Distributor”) for the fiscal year ended October 31, 2004, were as follows.

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Diversified Growth Fund	$184,716	$952	$38,127	$10,599
Growth Equity Fund	148,258	130	120,768	22,021
International Equity Fund	81,650	—	3,010	4,444
Mid Cap Stock Fund	841,836	4,425	126,779	23,147
Small Cap Stock Fund	337,802	—	24,864	3,649
Value Equity Fund	55,011	—	5,843	1,185

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Heritage Series Trust

Notes to Financial Statements

(continued)

Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to the Distributor for the fiscal year ended October 31, 2004 were as follows.

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Diversified Growth Fund	$480,402	$20,644
Growth Equity Fund	1,119,308	508
International Equity Fund	332,632	2,491
Mid Cap Stock Fund	2,024,119	6,545
Small Cap Stock Fund	602,569	36,525
Value Equity Fund	11,259	—

Note 5:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Diversified Growth Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,020,182, decreased (debited) accumulated net realized gain $602,988, and decreased (debited) paid in capital $1,417,194. Capital loss carryforwards in the amount of $1,441,711 were utilized in the fiscal year ended October 31, 2004.

Growth Equity Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss and wash sales and capital loss carryforwards (from merger), the Fund increased (credited) accumulated net investment loss $2,157,111, increased (credited) paid in capital $4,150,121, and decreased (debited) net undistributed realized loss $6,307,232. The Fund has net tax basis capital loss carryforwards of $112,006,617. Capital loss carryforwards of $18,659,106 were utilized in the fiscal year ended October 31, 2004. Capital loss carryforwards in the amount of $54,691,256, $57,002,642, and $312,719 may be applied to any net taxable gains until their expiration dates in 2009, 2010 and 2011, respectively.

International Equity Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $1,272,473. The Fund has net tax basis capital loss carryforwards of $275,104 which may be applied to any net taxable gains until their expiration dates in 2010. Capital loss carryforwards of $6,759,722 were utilized in the fiscal year ended October 31, 2004.

Heritage Series Trust

Notes to Financial Statements

(continued)

Mid Cap Stock Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss and decreased (debited) paid in capital $5,063,671. The Fund has net tax basis capital loss carryforwards of $4,601,400 which may be applied against any realized net taxable gains until its expiration date of October 31, 2010. Capital loss carryforwards of $42,693,522 were utilized in the fiscal year ended October 31, 2004.

Small Cap Stock Fund:

For the fiscal year ended October 31, 2004, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $1,707,839, and decreased (debited) accumulated net realized gain $810 and paid in capital $1,707,029. Capital loss carryforwards of $3,846,459 were utilized in the fiscal year ended October 31, 2004.

Value Equity Fund:

The Fund has net tax basis capital loss carryforward of $7,028,352. Capital loss carryforwards of 704,443 were utilized in the fiscal year ended October 31, 2004. Capital loss carryforwards in the amount of $5,176,376 and $1,851,976 may be applied to any net taxable gains until their expiration dates in 2010 and 2011, respectively.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2004 and 2003 were as follows:

	Ordinary Income		Long-Term Capital Gains
	2004	2003	2004	2003
Diversified Growth Fund	$—	$—	$—	$—
Growth Equity Fund	—	—	—	—
International Equity Fund	347,295	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Stock Fund	—	—	—	—
Value Equity Fund	169,975	51,972	—	—

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforwards
Diversified Growth Fund	$—	$8,421,888	$—
Growth Equity Fund	—	—	(188,871,524)
International Equity Fund	980,538	—	(275,104)
Mid Cap Stock Fund	—	—	(4,601,400)
Small Cap Stock Fund	—	15,012,179	—
Value Equity Fund	145,349	—	(7,028,352)

Heritage Income Trust

Notes to Financial Statements

(continued)

Note 6:	Fund Merger. On December 29, 2003, the Technology Fund merged into the Growth Equity Fund. Each Technology Fund shareholder received the number of full and fractional Class A, Class B or Class C shares of Growth Equity Fund equal in value to that shareholder’s shares of the corresponding class of Technology Fund as of the closing date of the merger. The merger was accomplished by a tax-free exchange of 722,645 shares of the Growth Equity Fund for 3,439,154 shares of the Technology Fund outstanding on December 29, 2003. The Technology Fund’s net assets at that date were $18,991,377, including net appreciation of $2,193,282, which were combined with those of the Growth Equity Fund, resulting in combined net assets of $326,166,194. As a result of the merger, and of limitations imposed under Section 382 of the Internal Revenue Code, the Technology Fund will not be able to use all of its capital loss carryforwards prior to their expiration. In addition, previously waived management fees of $222,045 and $172,316 in the Technology Fund, that may otherwise have been recoverable through 2005 and 2004, respectively, are no longer recoverable upon consummation of the merger.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

    Shareholders of Heritage Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust-Diversified Growth Fund, Heritage Series Trust-Growth Equity Fund, Heritage Series Trust-International Equity Fund, Heritage Series Trust-Mid Cap Stock Fund, Heritage Series Trust-Small Cap Stock Fund and Heritage Series Trust-Value Equity Fund (constituting Heritage Series Trust, hereafter referred to as the “Trust”) at October 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Tampa, Florida

December 13, 2004

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Affiliated Trustees **

Thomas A. James 880 Carillon Parkway St. Petersburg, FL 33716 (62)	Trustee and Chairman	Since inception in 1993	Chairman of the Board since 1986; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	12	Outback Steakhouse, Inc.

Richard K. Riess 880 Carillon Parkway St. Petersburg, FL 33716 (55)	President and Trustee	Since 2000 Since inception in 1993	Executive Vice President and Managing Director for Asset Management of RJF since 1998; CEO of Eagle since 1996; CEO of Heritage since 2000; President of Eagle, 1995 to 2000.	12	N/A

Independent Trustees

C. Andrew Graham 880 Carillon Parkway St. Petersburg, FL 33716 (64)	Trustee	Since inception in 1993	First Financial Advisors, LLC & Graham Financial Partners LLC (financial planning insurance and investment services) since 1999; Representative of NFP Securities, Inc. (broker-dealer) since 2002; Representative of Multi-Financial Securities Corp. (broker-dealer), 1996 to 2001.	12	N/A

William J. Meurer 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since 2003	Private Financial Consultant since September 2000; Board of Directors of Tribridge Consulting, Inc. (business consulting services) since 2000; Board of Trustees, Baycare HealthCare and St. Joseph’s-Baptist Health Care since 2000; Advisory Board, Bisk Publishing, Inc. (distance learning provider) since 2000; Managing Partner, Central Florida of Arthur Andersen LLP, 1987 to 2000; Managing Partner, Florida Audit and Business Advisory Services of Arthur Andersen, 1997 to 2000.	12	Sykes Enterprises, Incorporated (inbound call systems).

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees (continued)

James L. Pappas 880 Carillon Parkway St. Petersburg, FL 33716 (61)	Trustee	Since inception in 1993	Lykes Professor of Banking and Finance since 1986 at University of South Florida; President, Graduate School of Banking since 1995; Immediate Past Chairman of the Board, Tampa Museum of Art.	12	N/A

David M. Phillips 880 Carillon Parkway St. Petersburg, FL 33716 (65)	Trustee	Since inception in 1993	Chief Executive Officer of Evare LLC (information services); Chairman Emeritus of CCC Information Services, Inc.; Executive in Residence, University of North Carolina – Wilmington, 2000 to 2003.	12	N/A

Eric Stattin 880 Carillon Parkway St. Petersburg, FL 33716 (71)	Trustee	Since inception in 1993	Private Investor since 1988.	12	N/A

Deborah L. Talbot 880 Carillon Parkway St. Petersburg, FL 33716 (54)	Trustee	Since 2002	Consultant/Advisor; Member, Academy of Senior Professionals, Eckerd College since 1998; Member, Dean’s Advisory Board of Fogelman School of Business, University of Memphis, since 2002; Founder, Chairman of the Board, Creative Tampa Bay.	12	N/A

Officers

K.C. Clark 880 Carillon Parkway St. Petersburg, FL 33716 (45)	Executive Vice President and Principal Executive Officer, Chief Compliance Officer	Since 2000 Since 2004	Executive Vice President and Chief Operating Officer of Heritage since 2000; Senior Vice President – Operations and Administration of Heritage, 1998 to 2000; Trustee, University of West Florida since 2001.	N/A	N/A

Andrea N. Mullins 880 Carillon Parkway St. Petersburg, FL 33716 (37)	Treasurer and Secretary	Since 2003 Since 2004	Treasurer and Vice President – Finance of Heritage since 2003; Vice President – Fund Accounting of Heritage, 1996 to 2003.	N/A	N/A

Heritage Series Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Heritage Mutual Funds Complex Overseen by Trustee	Other Directorships Held by Trustee

Officers (continued)

Deborah A. Malina 880 Carillon Parkway St. Petersburg, FL 33716 (38)	Assistant Secretary	Since 2000	Compliance Administrator of Heritage since 2000; Assistant Supervisor of Operations, Heritage, from 1997 to 2000.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request, by calling (800) 421-4184.

*	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a retirement policy that requires Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age 70 for those Trustees who are elected to office after August 2000. Officers are elected annually for one year terms.

**	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA and RJF. Mr. Riess is affiliated with Heritage and RJF.

Heritage Series Trust

Descriptions of Indices

Lipper International Equity Fund Index: Measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index): An index, with dividends reinvested, representative of the securities markets of twenty developed market countries in Europe, Australasia and the Far East.

Russell 3000® Index: Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of May 28, 2004, the average market capitalization was approximately $4.4 billion; the median market capitalization was approximately $822.4 million. The index had a total market capitalization range of approximately $317.8 billion to $175.8 million.

Russell 1000® Index: Measures the performance of the 1,000 largest companies in the Russell 3000® Index, representative of the U.S. large capitalization securities market.

Russell 2000® Index: Measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representative of the U.S. small capitalization securities market.

Russell 2500® Index: Measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 17% of the total market capitalization of the Russell 3000® Index.

Russell 1000® Growth Index: Measures the performance of those Russell 1000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 1000® Value Index: Measures the performance of those Russell 1000® Index securities with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2000® Growth Index: Measures the performance of those Russell 2000® Index securities with higher price-to-book ratios and higher forecasted growth values, representative of U.S. securities exhibiting growth characteristics.

Russell 2000® Value Index: Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values, representative of U.S. securities exhibiting value characteristics.

Russell 2500® Growth Index: Measures the performance of those Russell 2500® companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index: Measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index. As of May 28, 2004, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion.

Russell Midcap® Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

Russell Midcap® Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index): is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s MidCap 400 Index: is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Item 2. Code of Ethics

As of the end of the period October 31, 2004, Heritage Series Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Treasurer. Heritage Series Trust has not made any amendments to its code of ethics during the covered period. Heritage Series Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Heritage Series Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $120,000 for the year ended October 31, 2003, and $142,000 for the year ended October 31, 2004.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 and $0 for the years ended October 31, 2003 and October 31, 2004, respectively. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $30,000 for the year ended October 31, 2003, and $31,000 for the year ended October 31, 2004.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $18,000 for the year ended October 31, 2003, and $18,000 for the year ended October 31, 2004. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2003, and $0 for the year ended October 31, 2004.

(d) All Other Fees

For the fiscal years ended October 31, 2004 and 2003, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2003, and $0 for the year ended October 31, 2004.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2004, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2003, and October 31, 2004, were $0 and $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust has adopted a Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees. Shareholders submitting recommendations for Independent Trustees should submit recommendations in writing to the attention of the Chairperson of the Nominating Committee of the Trust, and provide at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance .

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of December 21, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Series Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date: January 4, 2005

/s/ K.C. Clark
K.C. Clark
Executive Vice President,
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 4, 2005

/s/ K.C. Clark
K.C. Clark
Executive Vice President,
Principal Executive Officer

Date: January 4, 2005

/s/ Andrea N. Mullins
Andrea N. Mullins
Treasurer